UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14(a)-12

NATIONAL HOLDINGS CORPORATION
(Name of Registrant as Specified in Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NATIONAL HOLDINGS CORPORATION

Notice of Annual Meeting of Stockholders
To Be Held Monday, July 28, 2014 at 2:00 P.M. EST

To the Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of National Holdings Corporation (the “Company”) will be held on Monday, July 28, 2014 at 2:00 P.M. (local time) at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, for the following purposes:

1.     To elect five (5) class I directors to serve until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.     To approve an amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of common stock, par value $0.02 per share (the “Common Stock”), from 150,000,000 shares to 250,000,000 shares;

3.     To approve an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Common Stock at a split ratio of not less than one-for-eight and not more than one-for-twenty, to be effective, if at all, at such time as the Company’s Board of Directors shall determined in its sole discretion; and

4.     To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Owners of record at the close of business on June 24, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be made available for inspection by any stockholder of record at the offices of the Company during market hours from the Record Date through the time of the Annual Meeting.

Your vote is very important. For this reason, the Company's Board of Directors is soliciting your proxy to vote your shares of the Common Stock at the Annual Meeting. The entire cost of soliciting proxies will be borne by the Company. The cost of solicitation will include the fees and expenses of Georgeson, Inc., the Company’s proxy solicitor, and the cost of supplying necessary additional copies of the solicitation materials and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 (collectively the “Annual Report”) to beneficial owners of shares held of record by brokers, banks, or other nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Report to such beneficial owners.

In voting at the Annual Meeting, each stockholder of record on the Record Date shall be entitled to one vote on all matters. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum to vote on all matters.

All stockholders are cordially invited to attend the Annual Meeting in person. The Company is also providing proxy material access to our stockholders via the Internet. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 28, 2014.” Please give the proxy materials your careful attention.

You may vote by signing, voting and returning the proxy card in the envelope provided or by following the instructions on the proxy card to submit your proxy or voting instructions electronically over the Internet or by telephone. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or you have submitted your proxy or voting instructions electronically over the Internet or by telephone. Please review the instructions for each voting option described in this proxy statement. Your prompt cooperation will be greatly appreciated.

The proxy statement, the attached Notice of Meeting, the enclosed proxy card and the Annual Report are being mailed to stockholders on or about July 1, 2014.

If you have questions or need assistance in voting your shares, please call: 480 Washington Blvd, 26th Floor Jersey City, NJ 07310 (Toll Free) (888) 607-9252 E-mail: NHLD@georgeson.com

By Order of the Board of Directors
/s/ Alan B. Levin
Alan B. Levin – Secretary

Boca Raton, Florida

July 1, 2014

2

NATIONAL HOLDINGS CORPORATION
410 Park Ave, 14th Floor
New York, NY 10022

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 28, 2014

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board” or “Board of Directors”) of National Holdings Corporation, a Delaware corporation (“we,” “us,” “our,” “National” and the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, July 28, 2014, and any adjournment or postponement thereof. The Annual Meeting will be held at 2:00 P.M. (local time) at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174. This proxy statement, the enclosed proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 are being mailed on or about July 1, 2014, to stockholders entitled to notice of and to vote at the Annual Meeting.

Record Date

The close of business on June 24, 2014 has been fixed as the record date (the “Record Date”) for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 123,246,888 shares of our common stock, $0.02 par value per share (the “Common Stock”).

Quorum

In order for the Company to conduct the Annual Meeting, a majority of the outstanding shares of Common Stock eligible to vote must be represented in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. A “broker non-vote” occurs when a brokerage firm returns a signed proxy card but does not vote shares on a particular proposal because the proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares.

Who May Vote

Only stockholders of record of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. The Common Stock is our only authorized class of voting stock.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided or follow the instructions on the proxy card to submit your proxy over the Internet or by telephone.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were registered in the name of your broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee or you bring a letter from the bank, broker or nominee indicating that you were the beneficial owner of the shares on the Record Date.

How to Vote by Proxy

Stockholder of Record: Shares Registered in Your Name

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided or to follow the instructions on the proxy card to submit your proxy or voting instructions electronically over the Internet or by telephone. Returning the proxy card or submitting your proxy or voting instructions electronically over the Internet or by telephone will not affect your right to attend the Annual Meeting and vote. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, Inc., or if you have stock certificates, you may vote by completing, signing and mailing the enclosed proxy card in the envelope provided or submitting your proxy or voting instructions electronically over the Internet or by telephone. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete, sign and date the enclosed proxy card and return it promptly in accordance with the instructions of your broker, bank or other nominee.

Voting Shares

Election of Directors. With regard to the election of directors (Proposal No. 1), votes may be cast for or against, or you may abstain from voting for, each nominee. In order to elect directors, a majority of the votes is not required; instead, the nominees will be elected by a plurality of the votes cast, which means that the nominees receiving the most votes will be elected. Therefore, votes that are against will be excluded entirely from the vote and will have no effect on the outcome of the election of directors. Abstentions and broker non-votes will not be counted and will have no effect on the outcome of the election of directors.

Amendment to Certificate of Incorporation Increasing Number of Authorized Shares of Common Stock. The approval of the amendment to our certificate of incorporation to increase the total number of authorized shares of our Common Stock from 150,000,000 to 250,000,000 (Proposal 2) requires the affirmative “FOR” vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes.

Amendment to Certificate of Incorporation Effecting a Reverse Stock Split of the Common Stock. The approval of the amendment to our certificate of incorporation to effect a reverse stock split of the Common Stock at a split ratio of not less than one-for-eight and not more than one-for-twenty, to be effective, if at all, at such time as the Company’s Board of Directors shall determined in its sole discretion (Proposal 3) requires the affirmative “FOR” vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes.

If your shares are registered in your name, your shares will not be voted unless you provide a proxy or vote in person at the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Each of Proposals 1, 2 and 3 is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from you.

Board Recommendation

If we receive a properly completed proxy card or if you voted electronically over the Internet or by telephone in time to vote your “proxies”, Robert B. Fagenson, our Co-Executive Chairman, and/or Alan Levin, our Chief Financial Officer and Secretary, will vote the shares as you or your bank, broker or other nominee have directed. If we receive a properly completed proxy card but no specific choices are made, your proxies will vote those shares as recommended by the Board of Directors as follows:

●	“FOR” the election of the five class I director nominees;

●	“FOR” the approval of an amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of Common Stock from 150,000,000 shares to 250,000,000 shares;

●

“FOR” the approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Common Stock at a split ratio of not less than one-for-eight and not more than one-for-twenty, to be effective, if at all, at such time as the Company’s Board of Directors shall determined in its sole discretion.

Revocation of Proxies

You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at 1200 North Federal Highway, Suite 400, Boca Raton, FL 33432, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. If a proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior thereto. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting and will determine whether or not a quorum is present.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

Attending the Annual Meeting

You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of the Record Date. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker, bank, or other nominee or a copy of a brokerage statement showing your share ownership as of the Record Date.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal interview, telephone, mail, facsimile or email by directors, officers or employees of the Company but no additional compensation will be paid to such individuals. In addition, the Company has retained Georgeson, Inc (“Georgeson”) to assist in connection with the solicitation of proxies from stockholders whose shares are held in nominee name by various brokerage firms. Under the agreement between the Company and Georgeson relating to the retention of Georgeson, the Company will be paying Georgeson a retainer of $15,000 toward a final fee to be mutually agreed upon not to exceed $45,000, and will reimburse Georgeson for reasonable Out of pocket expenses related to the solicitation. Our agreement with Georgeson contains customary indemnification provisions with respect to the services provided by Georgeson. Georgeson expects that approximately 20 of its employees will assist in the solicitation of proxies. We estimate the total cost of this solicitation to be $45,000, plus out of pocket costs and expenses of approximately $30,000. Actual expenditures may vary from this estimate, however, as many of the expenditures cannot be readily predicted.

If you have questions or need assistance in voting your shares, please call: 480 Washington Blvd, 26th Floor Jersey City, NJ 07310 (Toll Free) (888) 607-9252 E-mail: NHLD@georgeson.com

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 28, 2014

We are providing proxy material access to our stockholders via the Internet. Accordingly, these can be accessed at http://www.nhldcorp.com/investors/financial-reports/shareholders-meeting.aspx . The proxy materials include a copy of this proxy statement, a copy of our annual report on Form 10-K for the fiscal year ended September 30, 2013 and a copy of the form of proxy included herein.

Stockholder Proposals for 2015 Annual Meeting

Any stockholder who intends to present a proposal at the Company’s 2015 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary at 1200 North Federal Highway, Suite 400, Boca Raton, FL 33432:

●

not later than March 3, 2015, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

●

on or before June 1, 2015, if the proposal is submitted for the 2015 annual meeting pursuant to the Company’s by-laws, in which case the notice of the proposal must meet certain requirements set forth in our by-laws.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law § 262(b) and (c), stockholders are not entitled to dissenters’ rights on any proposal referred to herein.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold Common Stock directly. Requests in writing should be addressed to: National Holdings Corporation, 1200 North Federal Highway, Suite 400, Boca Raton, FL 33432, Attention: Secretary. Requests may also be made by calling the Secretary at (561) 981-1007.

Certain Beneficial Owners

The following table sets forth certain information, as of June 24, 2014, concerning the beneficial ownership of our Common Stock by:

●	each person we know to be the beneficial owner of more than 5% of our Common Stock;

●	each of our current directors;

●	each of our named executive officers;

●	each nominee for director; and

●	all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, except indicated by footnote the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of our Common Stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of Common Stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. The address of named beneficial owners that are officers and/or directors is: c/o National Holdings Corporation, 410 Park Ave, 14th Floor, New York, NY 10022.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Mark Klein (1)	10,739,855	8.3%
Robert Fagenson (2)	9,849,179	7.9%
Richard Abbe (3)	7,453,123	5.9%
Joshua Silverman (3)	7,453,123	5.9%
FMR LLC (4)	6,546,490	5.3%
Mark Goldwasser (5)	3,445,685	2.8%
Frederic B. Powers III (6)	1,666,667	1.4%
Leonard Sokolow	1,476,956	1.2%
Frank Plimpton	1,511,285	1.2%
Alan Levin	107,166	*
Salvatore Giardina	60,000	*
Peter Zurkow	60,000	*
William Lerner	60,000	*
James Ciocia	772,770	*
Frederick Wasserman	101,842	*
All executive officers and directors as a group (12 Persons)	29,851,405	22.6%

*	Less than 1%

(1)     Consists of (i) 617,094 shares of our Common Stock held directly by Mr. Klein, (ii) 5,700,000 shares of our Common Stock issuable upon exercise of vested options, and (iii) 4,422,761 shares of our Common Stock held by a company controlled by Mr. Klein. Mr. Klein has sole voting and investment power over such shares.

(2)     Consists of (i) 1,000,000 shares of our Common Stock issuable upon exercise of options, (ii) 166,666 shares of our Common Stock held a Trust for the benefit of Toby Fagenson, of which Mr. Fagenson is the sole Trustee and has sole voting and investment power over such shares, (iii) 8,014,627 shares of our Common Stock held by Fagenson & Co., Inc., of which Mr. Fagenson is the Chairman and Chief Executive Officer and has sole voting and investment power over such shares and (iv) 667,668 shares of our Common Stock held by National Securities Growth Partners LLC, of which Robert B. Fagenson is the President and has sole voting and investment power.

(3)     Information is based on Amendment No. 2 to Schedule 13D filed by Iroquois Capital Management, LLC, Iroquois Master Fund Ltd., Joshua Silverman, and Richard Abbe on June 9, 2014. Consists of (i) 7,286,455 shares of our Common Stock over which Iroquois Capital Management, LLC, Iroquois Mast Fund Ltd. and Messrs Silverman and Abbe have shared voting and investment power, and (ii) 166,668 shares of our Common Stock over which Mr. Abbe has sole voting and investment power. The principal business address for Iroquois Capital Management LLC. and Messrs. Silverman and Abbe is 641 Lexington Avenue, 26th Floor, New York, NY 10022.

(4)     Information is based on a Schedule 13G filed by FMR LLC and Edward C. Johnson on February 14, 2014. According to the Schedule 13G, Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 6,546,490 shares of our Common Stock as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 6,546,490 shares and sole power to vote or to direct the voting of 6,546,490 shares of our Common Stock owned by the institutional accounts managed by PGATC. The principal business address of FMR LLC and Edward C. Johnson is 245 Summer Street, Boston, Massachusetts 02210.

(5)     Consists of (i) 1,180,938 shares of our Common Stock issued on the conversion of 14,762 shares of Series A preferred stock in December 2011, (ii) 236,944 shares our Common Stock held directly by Mr. Goldwasser, (iii) 7,375 shares of our Common Stock held in a individual retirement account for the benefit of Mr. Goldwasser, (iv) 7,375 shares of our Common Stock held in an individual retirement account for the benefit of Mr. Goldwasser’s wife, (v) 13,050, shares of our Common Stock held in trusts for the benefit of Mr. Goldwasser’s children, of which Mr. Goldwasser is the sole Trustee and (vi) 2,000,000 shares of our Common Stock issuable upon exercise of vested stock options.

(6)     Consists of shares owned by Powers Private Equity LLC, of which Mr. Powers is a Managing Director. Mr. Powers may be deemed to own the shares of our Common Stock owned by Powers Private Equity LLC. Mr. Powers disclaims beneficial ownership of the shares of our Common Stock owned by Powers Private Equity LLC. The principal business address of Powers Private Equity LLC is 100 W. Putnam Avenue, Greenwich CT 06830.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Board of Directors currently consists of eleven (11) members and is divided into three (3) classes, one class of which is elected at each Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been elected and qualified. The nominees to serve as class I directors of the Board of Directors are set forth below and each has consented to being named in this proxy statement and has agreed to serve if elected.

If before the election one or more of the nominees are unable to serve or for good cause will not serve, the proxy holders will vote the proxies for the remaining nominees and substitute nominees chosen by the Company’s Board unless the Board reduces the number of directors to be elected. If any substitute nominees are designated, we will file an amended Proxy Statement and proxy card that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

On February 7, 2014, we received a notice from Iroquois Master Fund Ltd. expressing Iroquois’ intention to nominate a slate of three directors to stand for election as class I directors at the Annual Meeting and solicit proxies in favor of its nominees and on March 24, 2014, Iroquois Master Fund Ltd. filed is preliminary form of proxy statement with the SEC. On May 6, 2014, we entered into an investors settlement agreement (the “Settlement Agreement”) with Iroquois Master Fund Ltd. and certain entities and individuals listed on the signature page thereto (collectively “Iroquois”) pertaining to the election of class I directors at the Annual Meeting. Pursuant to the Settlement Agreement, among other things,

●

Peter Zurkow, a current director of the Company, will not stand for re-election as a class I director at the Annual Meeting and Leonard Sokolow, a current director of the Company, will resign from the Board immediately following to the Annual Meeting.

●	Immediately following the Annual Meeting, the Board will appoint Richard Abbe, as a class III director of the Company.

●

The Board will nominate Robert B. Fagenson, William Lerner, James Ciocia, Frederick Wasserman and Joshua Silverman (collectively the “2014 Nominees”) for election at the Annual Meeting as class I directors, will recommend a vote for the 2014 Nominees and solicit proxies for the election of the 2014 Nominees at the Annual Meeting. Richard Abbe or Josh Silverman are referred to herein individually as an “Investor Director” and collectively as the “Investor Directors”.

●

Iroquois agreed to irrevocably withdraw its letter to the Company expressing an intention to nominate director candidates and any and all related materials and notices submitted to the Company in connection therewith and in any solicitation materials concerning the foregoing or otherwise related to the Annual Meeting and filed by it on its behalf with the SEC or furnished to stockholders of the Company.

●

Iroquois agreed to vote all shares of Common Stock beneficially owned by Iroquois and its affiliates and associates (i) in favor of the election of the 2014 Nominees, (ii) FOR Proposal 2 and (iii) FOR Proposal 3.

●

Subject to certain exceptions, if either Investor Director is unable to serve on the Board or resigns from the Board (for any reason other than following a breach of the Settlement Agreement by Iroquois or its affiliates) during the standstill period, Iroquois is entitled to designate a replacement nominee to be approved by the Nominating Committee and the Board and appointed to the Board.

●

Promptly following the conclusion of the Annual Meeting, but in any event no later than fifteen (15) business days thereafter, the Board will take all action necessary to create a strategy committee of the Board (the “Strategy Committee”). The Strategy Committee will be comprised of six non-management members of the Board, each of whom is “independent” under the rules of the Nasdaq Stock Market and two of whom shall be the Investor Directors. The Strategy Committee shall have two Co-Chairmen, one of whom shall be an Investor Director.

●

Promptly following the conclusion of the Annual Meeting, but in any event no later than fifteen (15) business days thereafter, the Board will take all action necessary to appoint one Investor Director to the Audit Committee of the Board and one Investor Director to the Corporate Governance Committee of the Board.

●

Iroquois agreed to customary standstill restrictions during the period beginning on the date of the Settlement Agreement and ending on the later of (A) the conclusion of the 2015 Annual Meeting of Stockholders of the Company and (B) such time as none of the Investor Directors are members of the Board; provided however, that if both Investor Directors resign from the Board prior to the date that is ten (10) days prior to the deadline for submissions of stockholder nominations for the Company’s 2015 annual meeting of stockholders pursuant to the Company’s bylaws, as in effect from time to time (the “2015 Stockholder Nomination Deadline Date”), the standstill period shall end on the 2015 Stockholder Nomination Deadline Date.

●

The Investor Directors agreed to resign from the Board effective the earlier of (1) fifteen (15) days after written notice of a material breach by Iroquois of the Settlement Agreement is provided to Iroquois by the Company (unless such breach is cured within such fifteen (15) day period) and (2) the date on which Iroquois, together with all affiliates, cease collectively to beneficially own at least 3% of the outstanding shares (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments) of Common Stock (determined in accordance with Rule 13d-3 under the Exchange Act).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES LISTED BELOW

Nominees for Director

Name	Age	Director Since	Class and Year in Which term will Expire
Joshua Silverman (6)	44	-	Class I, 2017
Robert B. Fagenson (5)	65	2012	Class I, 2017
William Lerner (3)(4)(6)	74	2013	Class I, 2017
James Ciocia	57	2013	Class I, 2017
Frederick Wasserman (6)	59	2013	Class I, 2017

 Directors Continuing in Office

Name	Age	Director Since	Class and Year in Which term will Expire
Mark D. Klein (4)(5)	52	2012	Class II, 2015
Frank Plimpton (1)(4)(6)	59	2010	Class II, 2015
Frederic B. Powers III (2)(3)(6)	48	2013	Class II, 2015
Mark Goldwasser (5)	55	2001	Class III, 2016
Salvatore Giardina (1)(2)(3)(6)	52	2012	Class III, 2016
Richard Abbe (6)(7)	44	-	Class III, 2016

 Directors Not Continuing in Office

Name	Age	Director Since
Peter Zurkow (7)	60	2012
Leonard Sokolow (7)	57	2008

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Corporate Governance Committee
(4)	Member of Nominating Committee
(5)	Member of Executive Committee
(6)	Member of Strategy Committee
(7)

Pursuant to the Settlement Agreement, Peter Zurkow, a current director of the Company, will not stand for re-election as a class I director at the Annual Meeting and Leonard Sokolow, a current director of the Company, will resign from the Board immediately following to the Annual Meeting. Immediately following the Annual Meeting, the Board will appoint Richard Abbe, as a class III director.

Set forth below is the principal occupations of each director during the past five (5) years.  In addition to the information set forth below, Appendix A sets forth information relating to certain of our directors, officers, and employees who are considered “participants” in this proxy solicitation under the rules of the SEC by reason of their position as National directors or because they may be soliciting proxies on our behalf.

Mark D. Klein has been a member of our Board of Directors since March 2012. Mr. Klein has served as Executive Co-Chairman since July 2012 and as Chief Executive Officer since January 2013. Mr. Klein has served as a member of the board of directors of GSV Capital Corp. since 2011. Mr. Klein also served as a director of New University Holdings Corp., a capital pool company listed on the TSX Venture Exchange, since its inception in 2010 through August 2011, when New University Holdings merged with ePals, Inc., the world’s largest K-12 learning network provider. In addition, from April 2010 until May 2011, Mr. Klein served as the Chief Executive Officer, President and a Director of 57th Street General Acquisition Corp, a special purpose acquisition company, until it completed a merger with Crumbs Bake Shop, Inc. Mr. Klein served as a Director of Crumbs from 2011 to 2014. Between 2007 and 2009, Mr. Klein served as the Chief Executive Officer, President and a Director of Alternative Asset Management Acquisition Corporation, a special purpose acquisition company he helped form in 2007, and which completed a merger with Great American Group LLC. Mr. Klein continues to serve on the Board of Directors of Great American Group. From 2007 until 2008, Mr. Klein served as the Chief Executive Officer of Hanover Group US LLC, an indirect US subsidiary of the Hanover Group. Prior to joining Hanover in 2007, Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc. From March 2005 to September 2006, he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Financial Services, Inc. Prior to joining Ladenburg Thalmann, from June 2000 to March 2005, Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were the US subsidiaries of the National Bank of Greece. Mr. Klein has been a portfolio manager of the LTAM Titan Fund, a fund of funds hedge fund, since 2004. Mr. Klein is also a Managing Member and Majority Partner of M. Klein & Company, LLC, which owns the Klein Group, LLC, a registered broker dealer. Mr. Klein also maintains registration with the Klein Group, LLC as a registered representative and Principal. Mr. Klein is a graduate of the J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree, and also received a Bachelor’s of Business Administration Degree with high distinction from Emory University. Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly-traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors.

Robert Fagenson has been a member of our Board since March 2012 and has served as Executive Co-Chairman since July 2012. Mr. Fagenson has spent the majority of his career at the New York Stock Exchange, where he was Managing Partner of one of largest specialist firms operating on the exchange trading floor. Having sold his firm and subsequently retired from that business in 2007, he has been CEO of Fagenson. & Co., Inc., a 50 year old broker dealer that engaged in institutional brokerage as well as investment banking and money management. On March 1, 2012, Fagenson transferred its brokerage operation, accounts and personnel to National Securities Corporation and operates as a branch office of that firm. During his career as a member of the New York Stock Exchange beginning in 1973, he has served as a Governor on the trading floor and was elected to the NYSE Board of Directors in 1993, where he served for six years, eventually becoming Vice Chairman of the Board in 1998 and 1999. He returned to the Board in 2003 and served until the Board was reconstituted with only non-industry directors in 2004. Mr. Fagenson has served on the boards of a number of public companies and presently is the Non-Executive Chairman of Document Security Systems, Inc. (NYSE MKT - DMC) and a member of the Board of Cash Technologies Corp. He is also a Director of the National Organization of Investment Professionals (NOIP). In addition to his business related activities, Mr. Fagenson, serves as Vice President and a Director of New York Services for the Handicapped, Treasurer and Director of the Centurion Foundation, Director of the Federal Law Enforcement Officers Association Foundation, Treasurer and Director of the New York City Police Museum and as a Member of the Board of the Sports and Arts in Schools Foundation. He is a Member of the alumni boards of both the Whitman School of Business and the Athletic Department at Syracuse University. He also serves in a voluntary capacity on the boards and committees of many civic, social and community organizations. Mr. Fagenson received his B.S. degree in Transportation Sciences & Finance from Syracuse University in 1970. Our Board of Directors believes that Mr. Fagenson's extensive experience in serving on boards of directors and his leadership experience he gained by serving as Chief Executive Officer of Fagenson & Co., Inc., as well as his extensive knowledge of public company governance derived from his many years of service on the board of and as vice chairman of The New York Stock Exchange, qualifies him to serve on our Board of Directors.

Mark Goldwasser has served as a member of our Board since December 2001. Mr. Goldwasser joined National in June 2000. Mr. Goldwasser has served as our President since January 2013. From August 2000 to July 2008 Mr. Goldwasser also served as our President. From December 2001 to January 2013 he served as our Chief Executive Officer and from April 2005 to March 2012 he served as our Chairman. Prior to joining National, Mr. Goldwasser was the Global High Yield Sales Manager at ING Barings from 1997 to 2000. From 1995 to 1997, Mr. Goldwasser was the Managing Director of High Yield Sales at Schroders & Co., and from 1991 to 1995, the Vice President of Institutional High Yield Sales at Lazard Freres & Co. From 1984 to 1991, Mr. Goldwasser served as the Associate Director of Institutional Convertible Sales and Institutional High Yield Sales at Bear Stearns & Co., Inc. From 1982 to 1984, Mr. Goldwasser was a Floor member of the New York Mercantile Exchange (NYMEX) and the Commodity Center (COMEX). Mr. Goldwasser received his B.A. with Honors from the University of Capetown in 1979. Our Board of Directors believes that Mr. Goldwasser's extensive experience in the broker dealer industry, as well as his extensive knowledge of all aspects of our business that he gained in previously serving as our Chief Executive Officer, qualifies him to serve on our Board of Directors.

Leonard J. Sokolow served as the chairman of the board of directors of vFinance since January 1, 2007, one of its directors since November 8, 1997 and its Chief Executive Officer since November 8, 1999. Following the merger of vFinance with National in July 2008, Mr. Sokolow joined National as its Vice Chairman and President and become a member of the board of directors as the nominee of vFinance and served as National's President until July 2012. From January 5, 2001 through December 31, 2006, Mr. Sokolow was President of vFinance. From November 8, 1999 through January 4, 2001, Mr. Sokolow was Vice Chairman of vFinance’s board of directors. Since September 1996, Mr. Sokolow has been President of Union Atlantic LC, a merchant banking and strategic consulting firm specializing domestically and internationally in technology industries that is a wholly owned subsidiary of vFinance. Union Atlantic LC has been inactive since September 16, 2005. Since August 1993, Mr. Sokolow has been President of Genesis Partners, Inc., a private financial business-consulting firm. Genesis Partners, Inc. has been inactive since December 31, 2002. From August 1994 through December 1998, Mr. Sokolow was the Chairman and Chief Executive Officer of the Americas Growth Fund, Inc., a public closed-end management investment company. Mr. Sokolow received his B.A. degree in Economics from the University of Florida in 1977, a J.D. degree from the University of Florida Levin College of Law in 1980 and an L.L.M. degree in Taxation from the New York University Graduate School of Law in 1982. Mr. Sokolow is a Certified Public Accountant. He is also a director of Consolidated Water Co. Ltd. (Nasdaq: CWCO) and Chairman of its audit and a member of its nominations and corporate governance committees, positions he has held since May 2006 and October 2009, respectively, and a director of Alberta Oilsands Inc. (TSX-V:AOS) and Chairman of its audit committee, positions he has held since April 2010 and August 2013, respectively. Our board of directors believes that Mr. Sokolow's business, leadership and management experience he gained by serving as President of vFinance and Genisis Partners and as Chief Executive Officer of American Growth Fund, as well as his extensive knowledge of all aspects of our business that he gained in serving as our President, qualifies him to serve on our board of directors.

Frank S. Plimpton has served as a member of our Board since June 2010. Mr. Plimpton has over 30 years of experience in reorganizations, investment banking and private equity investing. Mr. Plimpton served as a partner of Matlin Patterson Global Advisors LLC from its inception in July 2002 through 2008, and was a member of its predecessor, the Distressed Securities Group at Credit Suisse First Boston from 1998-2002. Mr. Plimpton worked as a distressed investor with Smith Management Company (1991-1995), Pegasus Financial (1995-1996) and Wexford Capital Advisors (1996-1998); as an M&A/restructuring investment banker with PaineWebber Incorporated (now part of UBS, 1984-1989) and Solomon Brothers, Inc. (now part of Citicorp, 1989-1991); and as a Chapter 11 bankruptcy lawyer with Milbank, Tweed, Hadley & McCloy (1981-1984). Mr. Plimpton is a former director of Broadpoint Gleacher Securities, Inc. (now Gleacher & Co.), XLHealth Corporation, Renewable BioFuels, LLC, and NorthernStar Natural Gas, LLC. Mr. Plimpton holds a BA in Applied Mathematics and Economics from Harvard College (cum laude, 1976). Mr. Plimpton received a law degree from the University of Chicago Law School (1981), and an MBA (1980) from the University of Chicago Booth School of Business. Our Board of Directors believes that Mr. Plimpton's extensive experience in private equity, reorganizations, investment banking and investing qualifies him to serve on our Board of Directors.

Salvatore Giardina has served as a member of our Board since October 2012. He has served as Chief Financial Officer of Pragma Securities LLC and its holding company, Pragma Weeden Holdings LLC, since 2009. From 2006 through 2008, Mr. Giardina served as S.V.P. and Chief Financial Officer of G-Trade Services LLC and ConvergEx Global Markets LLC. From 2002 through 2006, Mr. Giardina served as V.P. and Chief Financial Officer of Ladenburg Thalmann Financial Services Inc., the publicly-traded holding company of Ladenburg Thalmann & Co., Inc., where Mr. Giardina served as its E.V.P. and Chief Financial Officer from 1998 through 2006 and as its Controller from 1990 through 1998. From 1983 through 1990, Mr. Giardina was an auditor with the national public accounting firm of Laventhol & Horwath. Mr. Giardina is a certified public accountant and is Series 27 registered. Mr. Giardina earned his Bachelor of Business Administration degree from Pace University in 1983. Our Board of Directors believes that Mr. Giardina's extensive financial expertise and his practical and management experience in public accounting and securities broker-dealers qualifies him to serve on our Board of Directors. Mr. Giardina also serves as our Audit Committee financial expert.

Peter Zurkow has served as a member of our Board since October 2012. He has served as Managing Director and Head of Corporate Finance at Britton Hill Capital since 2011. He is Co-Founder of Gourmetrics, Inc. From 2010 through 2012, Mr. Zurkow served as Acting EVP and Director of Finance and Business Development at Advanced Brain Technologies. From 2007 through 2009, Mr. Zurkow served as Portfolio Manager and Chief Compliance Officer for 12 Meter Management, L.P. / Select 12 Meter Funds. From 2004 through 2007, Mr. Zurkow was a Co-Founder and Managing Member of Fox Hall Investments, LLC. From 2002-2004, Mr. Zurkow was a Managing Director of Investec, Inc. From April 2001 to December 2001, he was a private investor. Prior to joining Investec, from 1992 to April 2001 Mr. Zurkow was a Managing Director in UBS Warburg’s technology investment banking division. He joined UBS in conjunction with its acquisition of Paine Webber Group, where Mr. Zurkow had been a Managing Director in the firm’s investment banking, principal transactions, and fixed income divisions from 1992 to 2000. He was also a Managing Partner of PaineWebber’s alternative asset management arm and a Member of the Investment Committee for the firm’s Employee Pension Fund. Prior to joining PaineWebber, Mr. Zurkow was an Associate Managing Director and a Portfolio Manager in the Risk Arbitrage Department of Wertheim, Schroder. Our Board of Directors believes that Mr. Zurkow's extensive experience in investing and investment banking qualifies him to serve on our Board of Directors.

William Lerner has served as a member of our Board since March 2013. For over the last five years, Mr. Lerner has been engaged in the private practice of corporate and securities law in New York and Pennsylvania. Since 2006, Mr. Lerner has served as a director/trustee of The Daily Income Fund, a diversified, open-end management investment company, and also serves on its Compensation Committee and is the Chairman of the Compliance and Risk Committee. Mr. Lerner also served as Branch Chief of the Enforcement Division at the SEC and a former officer and director of compliance at the American Stock Exchange. Our Board of Directors believes that Mr. Lerner's perspective as a non-management director and his experience as a corporate lawyer with substantial experience and insight into matters relating to the SEC and the securities markets qualifies him to serve on our Board of Directors.

Frederic B. Powers III, has served as a member of our Board since March 2013. Since June 2012, Mr. Powers has served as Managing Director of Powers Private Equity LLC – Family Office, a company that makes direct investments in public and private companies. From 1989 to May 2012, Mr. Powers served in various capacities, including President and Executive Vice President, at Powers Fasteners, Inc., a global manufacturer and distributor of construction products to the professional market. Our Board of Directors believes that Mr. Powers' perspective as a non-management director and as an investors, as well as his 23 years' executive level experience he gained by serving as President and Executive Vice President of a multinational corporation qualifies him to serve on our Board of Directors.

James Ciocia has served as a member of our Board since October 2013. He was a principal founder of Gilman Ciocia, Inc. having opened its first tax preparation office in 1981 and serving as its Chief Executive Officer from 1981 until November 6, 2000. Mr. Ciocia holds a B.S. in Accounting from St. John's University. Mr. Ciocia brings to the board of directors extensive business and operating experience as well as insights into and experiences within the tax preparation and financial planning industry.

Frederick Wasserman has served as a member of our Board since October 2013. He served as a director of Gilman Ciocia, Inc. from September 2007 under October 2013. Since May 2008, Mr. Wasserman has served as the President of FGW Partners, LLC, which provides management and financial consulting services. From January 2007 until April 2008, Mr. Wasserman provided management and financial consulting services as a sole practitioner. From August 2005 until December 31, 2006, Mr. Wasserman served as the Chief Operating and Chief Financial Officer for Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to his employment at Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of W. Goebel Porzellanfabrik GmbH & Co., an international manufacturer of collectibles, gifts and home decor. Mr. Wasserman held several positions, including Chief Financial Officer and President with Goebel of North America from 2001 to 2005. Mr. Wasserman is non-executive Chairman of the Board and audit committee member for DHL Holdings Corp. (formerly TeamStaff, Inc.), a provider of government logistics services. Mr. Wasserman is also a director and Chairman of the audit committee of MAM Software Group Inc., a provider of software products for the automobile aftermarket, director, Chairman of the compensation committee and audit committee member of Acme Communications, Inc., an owner and operator of television stations, and director, Chairman of the audit committee and compensation committee member of Breeze-Eastern Corporation, a manufacturer and distributor of cargo and rescue lifting equipment. Mr. Wasserman also serves as a member of the board of directors of SMTC Corporation, a global Electronics Manufacturing Services provider, based in Toronto, Canada, is the Chairman of their audit committee and serves on their compensation and nominating committees. Mr. Wasserman received a B.S. degree in Economics from The Wharton School of the University of Pennsylvania in 1976. As the President of a management and financial consulting services firm, and former Chief Financial Officer, Chief Operating Officer and President of several public and private companies, Mr. Wasserman brings to our board a great deal of experience as an active member of a number of public company boards as well as a deep understanding of the financial and operational aspects of a business.

Joshua Silverman is the Co-founder, and is a Principal and Managing Partner of Iroquois Capital Management, LLC, the Registered Investment Advisor to Iroquois Capital LP and Iroquois Capital (Offshore) Ltd. (collectively, “Iroquois”). Mr. Silverman has served as Co-Chief Investment Officer of Iroquois since inception in 2003. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of The United States. Mr. Silverman received his B.A. from Lehigh University in 1992.

Richard Abbe is the Co-founder, and is a Principal and Managing Partner of Iroquois Capital Management, LLC, the Registered Investment Advisor to Iroquois Capital LP and Iroquois Capital (offshore) Ltd. (collectively, "Iroquois Capital"). Mr. Abbe has served as Co-Chief Investment Officer of Iroquois Capital since inception in 2003. Previously, Mr. Abbe co-founded and served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to that, he was employed by Lehman Brothers and served as Senior Managing Director at Gruntal & Company, LLC, where he also served on the firm's Board of Directors. Mr. Abbe also previously served as Founding Partner at Hampshire Securities. Mr. Abbe’s extensive knowledge of the capital markets and experience in matters involving corporate governance would make him a valuable asset to the Board.

Corporate Governance

The Company’s business affairs are conducted under the direction of the Board of Directors in accordance with the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws. Members of the Board of Directors are informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that the Company follows are summarized below.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and the right Board leadership structure may vary as circumstances warrant.

Since July 2012, Mark D. Klein and Robert B. Fagenson have each served as Executive Co-Chairman of the Board of the Company and as of January 25, 2013, Mr. Klein has also served as Chief Executive Officer. Messrs. Klein and Fagenson are involved in the Company's day-to-day operations and the strategic decision making at the Board level. Based on its most recent review of the Company's leadership structure, the Board continues to believe that this leadership structure is optimal for the Company because it provides the Company with strong and consistent leadership. The Board believes that having Messrs. Klein and Fagenson serving in these positions provides the Company with decisive and effective leadership.

In considering its leadership structure, the Board has taken a number of factors into account. A number of Board and committee processes and procedures, including regular executive sessions of non-management Directors and a regular review of the Company's and our executive officers’ performance, provide substantial independent oversight of the Company's management’s performance. The Board has the ability to change its structure, should that be deemed appropriate and in the best interest of the Company and its stockholders.

The Executive Co-Chairmen of the Board preside at all meetings of the stockholders and of the Board as a whole. The Executive Co-Chairmen perform such other duties, and exercise such powers, as from time to time shall be prescribed by the Company's Board of Directors.

Risk Oversight

Assessing and managing risk is the responsibility of our management. The Board of Directors oversees and reviews certain aspects of the Company’s risk management efforts. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. Among other areas, the Board is directly involved in overseeing risks related to the Company’s overall strategy, including product, go-to-market and sales strategy, executive officer succession, business continuity, crisis preparedness and corporate reputational risks.

The committees of the Board execute their oversight responsibility for risk management as follows:

●

The Audit Committee has responsibility for overseeing the Company’s internal financial and accounting controls, work performed by the Company’s independent registered public accounting firm and the Company’s internal audit function. As part of its oversight function, the Audit Committee regularly discusses with management and the Company’s independent registered public accounting firm the Company’s major financial and controls-related risk exposures and steps that management has taken to monitor and control such exposures. In addition, the Company, under the supervision of the Audit Committee, has established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to the Company’s senior management and the Audit Committee.

●	The Compensation Committee is responsible for overseeing risks related to the Company’s cash and equity-based compensation programs and practices.

●

The Corporate Governance Committee is responsible for overseeing risks related the Company’s corporate governance. In this regard, the Corporate Governance Committee reviews transactions between the Company and its officers, directors, affiliates of officers and directors or other related parties for conflicts of interest.

●

The Nominating Committee is responsible for overseeing risks related to the composition and structure of the Board of Directors and its committees. In this regard the Nominating Committee conducts an annual evaluation of the Board and its committees, plans for Board member succession and executive officer succession plans.

Code of Ethics and Business Conduct

We have adopted the National Holdings Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to our directors, officers and employees. The Code of Conduct was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended September 30, 2003, and is publicly available on the SEC’s website at www.sec.gov. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

Independence

We are currently not listed on any national securities exchange, but in evaluating the independence of our directors, we have applied the independence standards of The Nasdaq Stock Market and those found in the Exchange Act. Under those standards, the Board of Directors has determined that all of the members of the current Board of Directors are independent except Messrs. Goldwasser, Sokolow, Klein, Fagenson and Ciocia.

Meetings and Committees of the Board of Directors and Corporate Governance Matters

During the fiscal year ended September 30, 2013, the Company’s Board of Directors met or acted by unanimous written consent a total of 15 times. Each director attended or participated in 75% or more of the aggregate of the total number of meetings of the Board of Directors and committees on which he served during the time he served as a director.

Committees of the Board of Directors

During the fiscal year ended September 30, 2013, the Board of Directors had an Audit Committee, a Compensation Committee, a Nominating Committee, a Corporate Governance Committee and an Executive Committee. In May 2014, the Board of Directors established a Strategy Committee and adopted a charter, a copy of which is available on our website, www.NHLDCorp.com. Immediately following the Annual Meeting, the Strategy Committee will consist of Salvatore Giardina, William Lerner, Frank Plimpton, Frederick Wasserman, Richard Abbe, and Joshua Silverman.

Audit Committee. The Audit Committee currently consists of Frank S. Plimpton, Salvatore Giardina and Peter Zurkow.

On May 12, 2014, the Board amended and restated the charter for the Audit Committee, a copy of which is available on our website, www.NHLDCorp.com. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has the power and authority to engage the independent public accountants, reviews the preparations for and the scope of the audit of the Company’s annual financial statements, reviews drafts of the statements and monitors the functioning of the Company’s accounting and internal control systems through discussions with representatives of management and the independent public accountants.

Under SEC rules, companies are required to disclose whether their audit committees have an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Exchange Act. The Board of Directors has determined that Salvatore Giardina is a financial expert. The Audit Committee meets quarterly and on an on-needed basis. The Audit Committee met nine times during the year ended September 30, 2013.

The Audit Committee has submitted the following report:

On December 23, 2013, the Audit Committee met to review the results of the fiscal year 2013 audit. The Audit Committee reviewed the Company’s audited financial statements as of and for the fiscal year ended September 30, 2013, with management and the Company’s independent public accountants, RBSM LLP (“RBSM”) for the fiscal year ended September 30, 2013. This review included the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as issued and amended by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee discussed with RBSM their independence from management and from the Company, and has received the written disclosures and the letter required by Independent Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T from RBSM confirming their independence.

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the fiscal year ended September 30, 2013, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013.

Respectfully,

Salvatore Giardina

Frank Plimpton

Peter Zurkow

Compensation Committee. The Compensation Committee currently consists of Salvatore Giardina, Peter Zurkow and William Lerner. The Board amended and restated the Compensation Committee's Charter on May 12, 2014, which contains a detailed description of the committee’s duties and responsibilities, a copy of which is available on our website, www.NHLDCorp.com. The Compensation Committee meets annually and on an on-needed basis. The Compensation Committee met 31 times during the year ended September 30, 2013.

Corporate Governance Committee. The Corporate Governance Committee currently consists of Salvatore Giardina, William Lerner and Frederic Powers. The Board amended and restated the Corporate Governance Committee's Charter effective as of June 3, 2014, which contains a detailed description of the duties and responsibilities of the committee, a copy of which is available on our website, www.NHLDCORP.com. The Corporate Governance Committee was created with certain duties and responsibilities, including general corporate governance compliance, monitoring Sarbanes-Oxley matters, resolving Board of Director conflicts and/or such other duties and responsibilities as set forth in the Corporate Governance Committee charter. The Corporate Governance Committee meets on an on-needed basis. The Corporate Governance Committee did not meet during the year ended September 30, 2013.

Nominating Committee. The Nominating Committee currently consists of Mark D. Klein, Frank Plimpton and William Lerner.

Director Qualifications. Board of Director nominations are recommended by the Nominating Committee and the Board of Directors. In making its nominations, the Nominating Committee and the Board of Directors identify candidates who meet the current challenges and needs of the Board of Directors. In determining whether it is appropriate to add or remove individuals, the Nominating Committee and the Board of Directors will consider issues of judgment, diversity, age, skills, background and experience. In making such decisions, the Nominating Committee and Board of Directors consider, among other things, an individual’s business experience, industry experience, financial background and experiences. The Nominating Committee and the Board of Directors also consider the independence, financial literacy and financial expertise standards required by our Board of Directors committees’ charters and applicable laws, rules and regulations, and the ability of the candidate to devote the time and attention necessary to serve as a director and a committee member.

Identifying and Evaluating Nominees for Director. In the event that vacancies are anticipated or otherwise arise, the Nominating Committee and the Board of Directors consider various potential candidates for director. Candidates may come to the attention of the Nominating Committee and the Board of Directors through current directors, professional search firms engaged by us, stockholders or other persons. Candidates are evaluated at Nominating Committee meetings as well as regular or special meetings of the Board of Directors and may be considered at any point during the year.

Stockholder Nominees. Candidates for director recommended by stockholders will be considered by the Nominating Committee and the Board of Directors. Such recommendations should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications for membership on our Board of Directors, information regarding any relationships between the candidate and us within the last three years, including stockholdings in us, and a written indication by the recommended candidate of the candidate’s willingness to serve.

The Nominating Committee and the Board of Directors will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee and the Board of Directors.

The Board amended and restated the Nominating Committee's charter on May 12, 2014, which contains a detailed description of the committee’s duties and responsibilities, a copy of which is available on our website www.NHLDCorp.com. The Nominating Committee did not meet during the year ended September 30, 2013

Compensation Committee Interlocks and Insider Participation

Except as described below under Certain Relationships and Related Transactions, no member of the Company’s Board of Directors or Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. None of the Company’s executive officers served as a member of the board of directors or compensation committee, or similar committee, of any other company whose executive officer(s) served as a member of the Company’s Board of Directors or Compensation Committee.

Procedures for Stockholder Communications to Directors

Stockholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Corporate Secretary

Attention: Board of Directors
1200 North Federal Highway, Suite 400
Boca Raton, FL 33432

Director Attendance Policy

Attendance of directors at our annual meetings of stockholders can provide our stockholders with an opportunity to communicate with directors about issues affecting the Company. Accordingly, all directors are encouraged to attend annual meetings of stockholders; however, attendance is not mandatory. At the 2013 annual meeting of stockholders, all of the members of the Board were in attendance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS A DIRECTOR OF THE COMPANY.

Executive Officers

The following sets forth information as to persons who served as our executive officers as of February 26, 2013:

Mark Klein, 52 years old. Chief Executive Officer and Co-Executive Chairman. For information regarding Mr. Klein, see “Proposal 1 – Election of Directors”.

Robert Fagenson, 65 years old. Co-Executive Chairman. For information regarding Mr. Fagenson, see “Proposal 1 – Election of Directors”.

Mark Goldwasser, 55 years old. President. For information regarding Mr. Goldwasser, see “Proposal 1 – Election of Directors”.

Alan B. Levin, 50 years old, has been our Chief Financial Officer since the merger with vFinance, Inc. in July 2008. Prior to that, he served as Chief Financial Officer of vFinance since January 2007. Prior to that date, he served as its Interim Chief Financial Officer since July 2006 and its Controller since June 2005. Prior to joining vFinance, Mr. Levin served as Chief Financial Officer for United Capital Markets, Inc. from September 2000 to January 2005. Mr. Levin has over 14 years of experience in the brokerage industry serving as a Financial and Operations Principal and 24 years of experience serving in accounting management roles in various industries. He received a B.S. degree in Economics with a concentration in Accounting from Southern Connecticut State University in New Haven, Connecticut in 1986.

Summary Compensation Table

The following table sets forth the cash compensation paid by us to each of Mark D. Klein, Mark Goldwasser and Alan B. Levin (collectively the “Named Executive Officers”) during the fiscal years ended September 30, 2013 and 2012:

Name and Capacity	Year	Salary	Bonus(3)	Equity Compensation(4)	Other Compensation(5)	Total Compensation
Mark D. Klein	2013	$1	$-	$66,874	$-	$66,875
Chief Executive Officer(1)	2012	$-	$-	$-	$-	$-

Mark Goldwasser	2013	$414,201	$160,000	$55,628	$27,216	$657,045
Former Chief Executive Officer and Current President (2)	2012	$494,310	$-	$-	$25,670	$519,980

Alan B. Levin	2013	$192,228	$36,005	$6,416	$13,140	$247,789
Chief Financial Officer	2012	$203,474	$-	$-	$13,324	$216,798

(1)	On January 25, 2013, Mr. Klein became our Chief Executive Officer.

(2)	On January 25, 2013, Mr. Goldwasser resigned as our Chief Executive Officer and was appointed our President.

(3)	This amount represents a cash bonus of $120,000 paid to Mr. Goldwasser in accordance with his employment agreement.

(4)	The amount shown in this column represents the grant date fair value of options awards or restricted stock units as determined pursuant to ASC 718.

(5)	Represents perquisite payments for auto allowance and club memberships and certain insurance premiums as follows:

	2013	2012
Mark D. Klein
Auto Allowance	-	-
Club membership	-	-
Insurance Premiums	-	-
	-	-
Mark Goldwasser
Auto Allowance	$12,000	$12,000
Club membership	$2,076	$346
Insurance Premiums	$13,140	$13,324
	$27,216	$25,670
Alan B. Levin
Auto Allowance	-	-
Club membership	-	-
Insurance Premiums	$13,140	$13,324
	$13,140	$13,324

In October 2013, the Company paid bonuses accrued for in fiscal 2013 to Messrs. Klein, Goldwasser and Levin in accordance with their employment agreements, in non-cash form by transferring ownership in certain Company-owned warrants of an unaffiliated entity. The pretax fair market value of these grants based on the market price on the date of grant, were approximately $161,000, $42,000 and $36,000 respectively.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Mark D. Klein

On June 7, 2013, National entered into a Co-Executive Chairman and Chief Executive Officer Compensation Plan (the “Klein Agreement”) with Mark D. Klein, providing for the terms of his employment as Co-Executive Chairman and Chief Executive Officer for a period beginning January 25, 2013 and ending on September 30, 2015 (the “Klein Term”). Mr. Klein initially received a base salary $1.00 per annum. Beginning October 1, 2013 Mr. Klein's base salary is $200,000 per year for fiscal year 2014 which was established solely by the Compensation Committee (the “Compensation Committee”) of our board of directors without any input from Mr. Klein. His salary for the remainder of the Klein Term shall be as determined by the Compensation Committee (the “Compensation Committee”) of our board of directors (with advice (as appropriate) from the board of directors of National), who shall review Mr. Klein's base salary no less frequently than each fiscal year. Mr. Klein will be eligible for an annual bonus for each fiscal year of the Term as determined solely by the Compensation Committee. The Compensation Committee is solely responsible for determining the total compensation of Mr. Klein and any long-term incentive awards granted to Mr. Klein. In establishing Mr. Klein’s compensation, the Compensation Committee seeks to link Mr. Klein’s compensation to National’s overall performance, which helps to align the interests of Mr. Klein with the interests of National and its stockholders. During the Term, Mr. Klein will serve as a member of the Executive Committee of National. On June 6, 2014, the Company and Mr. Klein entered into an amendment to the Klein Agreement (the “Fagenson Amendment”) pursuant to which from June 6, 2014 to November 15, 2014, the Executive Committee of will be comprised of Mark Klein, Robert Fagenson and Mark Goldwasser and Mr. Goldwasser’s service on the Executive Committee will automatically expire on November 15, 2014 or his earlier termination of his employment with the Company for any reason, without any further action of the Board. Additionally, pursuant to the Klein Amendment, the appointment of Mr. Goldwasser to the Executive Committee after November 15, 2014 without the prior written consent of Mr. Klein will be deemed a material breach of the Klein Agreement and will not be subject to cure under the Klein Agreement.

Mr. Klein received a grant of fully vested, nonforfeitable, nonqualified stock options to purchase 5,700,000 shares of our Common Stock, of which (i) options to purchase 1,900,000 shares of Common Stock have an exercise price of $0.50 per share; (ii) options to purchase 1,900,000 shares of Common Stock have an exercise price of $0.70 per share; and (iii) options to purchase 1,900,000 shares of Common Stock have an exercise price of $0.90 per share. The options expire on September 30, 2020.

In the event of any termination of the Klein Agreement, Mr. Klein will be entitled to receive (i) any accrued but unpaid base salary through the date of termination; (ii) any unpaid or unreimbursed expenses incurred in accordance with our policy or the Agreement, to the extent incurred on or prior to the date of termination; (iii) any benefits provided under our benefit plans upon termination of the Mr. Klein's employment, in accordance with the terms therein; (iv) any unpaid bonus in respect to any completed fiscal year that has ended on or prior to the date of termination; and (v) any rights to indemnification by virtue of Mr. Klein's position as an officer or director of National or its subsidiaries and the benefits under any directors’ and officers’ liability insurance policy maintained by National, in accordance with its terms thereof and the Agreement. In the event of any Qualifying Termination (as defined in the Agreement), Mr. Klein is also entitled to receive (1) a lump-sum cash payment of $750,000, provided, that such amount increases to $1,100,000 if a Qualifying Termination occurs in connection with, contingent on or within the 12 months following a Change in Control (as defined in the Agreement); and (2) continuation of the health benefits not to exceed 18 months.

Robert B. Fagenson

On June 20, 2013, National entered into a Co-Executive Chairman Compensation Plan (the “Fagenson Agreement”) with Robert B. Fagenson, providing for the terms of his employment as Co-Executive Chairman for a period beginning January 25, 2013 and ending on September 30, 2015 (the “Fagenson Term”). Mr. Fagenson is not a Named Executive Officer of National. Mr. Fagenson will initially receive a base salary $1.00 per annum. From and after September 30, 2013, Mr. Fagenson's base salary for the remainder of the Fagenson Term shall be as determined solely by the Compensation Committee of the board of directors of National (with advice (as appropriate) from the board of directors of National), who shall review Mr. Fagenson's base salary no less frequently than each fiscal year; provided however that his base salary for any year beginning October 1, 2013 shall not be less than $180,000 per year. Mr. Fagenson will be eligible to receive an annual bonus for each fiscal year of the Term as determined by the Compensation Committee. The Compensation Committee is solely responsible for determining the total compensation of Mr. Fagenson and any long-term incentive awards granted to Mr. Fagenson. In establishing Mr. Fagenson’s compensation, the Compensation Committee seeks to link Mr. Fagenson’s compensation to National’s overall performance, which helps to align the interests of Mr. Fagenson with the interests of National and its stockholders. During the Term, Mr. Fagenson will serve as a member of the Executive Committee of National. On June 6, 2014, the Company and Mr. Fagenson entered into an amendment to the Fagenson Agreement (the “Fagenson Amendment”) pursuant to which from June 6, 2014 to November 15, 2014, the Executive Committee of will be comprised of Mark Klein, Robert Fagenson and Mark Goldwasser and Mr. Goldwasser’s service on the Executive Committee will automatically expire on November 15, 2014 or his earlier termination of his employment with the Company for any reason, without any further action of the Board. Additionally, pursuant to the Fagenson Amendment, the appointment of Mr, Goldwasser to the Executive Committee after November 15, 2014 without the prior written consent of Mr. Fagenson will be deemed a material breach of the Fagenson Agreement and will not be subject to cure under the Fagenson Agreement.

Mr. Fagenson received a grant of nonforfeitable, nonqualified stock options to purchase 1,500,000 shares of our Common Stock under our 2013 Omnibus Stock Incentive Plan, of which (i) options to purchase 500,000 shares of Common Stock vested immediately, one third of such options have an exercise price of $0.50, one third of such options have an exercise price of $0.70 and one third of such options have an exercise price of $0.90; (ii) options to purchase 500,000 shares of Common Stock will vest on June 20, 2014, one third of such options have an exercise price of $0.50, one third of such options have an exercise price of $0.70 and one third of such options have an exercise price of $0.90; and (iii) options to purchase 500,000 shares of Common Stock will vest on June 20, 2015, one third of such options have an exercise price of $0.50, one third of such options have an exercise price of $0.70 and one third of such options have an exercise price of $0.90. The options expire on September 30, 2020.

In the event of any termination of the Fagenson Agreement, Mr. Fagenson will be entitled to receive (i) any accrued but unpaid base salary through the date of termination; (ii) any unpaid or unreimbursed expenses incurred in accordance with National policy or the Fagenson Agreement, to the extent incurred on or prior to the date of termination; (iii) any benefits provided under National’s benefit plans upon termination of the Mr. Fagenson's employment, in accordance with the terms therein; (iv) any unpaid bonus in respect to any completed fiscal year that has ended on or prior to the date of termination; and (v) any rights to indemnification by virtue of Mr. Fagenson's position as an officer or director of National or its subsidiaries and the benefits under any directors’ and officers’ liability insurance policy maintained by National, in accordance with its terms thereof and the Fagenson Agreement. In the event of any Qualifying Termination (as defined in the Fagenson Agreement), Mr. Fagenson is also entitled to receive (1) a lump-sum cash payment of $360,000 minus what has been paid in salary; provided that such amount increases by 50% of what is paid pursuant to the foregoing calculation if a Qualifying Termination occurs in connection with, contingent on, or within 12 months following, a Change in Control (as defined in the Fagenson Agreement); and (2) continuation of the health benefits for a period not to exceed 18 months.

Mark Goldwasser

On July 1, 2008, concurrent with the closing of the merger of National and vFinance, Inc., Mark Goldwasser entered into a five-year employment agreement with us, pursuant to which Mr. Goldwasser was entitled to receive an annual base salary of $450,000, which will increase 5% per year, and an automobile expense allowance of $1,000 per month.

On November 23, 2009, Mr. Goldwasser’s employment agreement was amended to revise the bonus payable under such agreement. As revised, for the fiscal year beginning October 1, 2009, the bonus was payable quarterly in an amount equal to seven and one-half (7.5%) percent of our annual Adjusted EBITDA (as defined below) in excess of $1,500,000 (of which 50% will be paid as soon as practicable in cash after the end of each fiscal quarter (“Paid Portion”), and 50% will accrue until the conclusion of the fiscal year (“Accrued Portion”)).

Mr. Goldwasser was eligible to such additional bonuses as our board of directors determined based upon the Board’s assessment of his performance in the various areas, which bonuses may have been paid in cash and/or our Common Stock at the Board’s discretion.

Pursuant to the employment agreement, Mr. Goldwasser was granted non-qualified stock options to purchase 1,000,000 shares of our Common Stock at an exercise price of $1.64 per share, which was equal to the average of the 10-day closing market price of our Common Stock prior to the effective date of the employment agreement. As of September 30, 2012 all 1,000,000 shares of Mr. Goldwasser’s options have vested. The options expire June 30, 2015. On June 20, 2013 these options were modified to provide that (i) such options now expire upon the earlier to occur of June 20, 2016 and 18 months from the end of his employment; and (ii)(a) 30% of the options now have an exercise price of $0.30 per share; (b) 30% of the options now have an exercise price of $0.40 per share; (c) 20% of the options now have an exercise price of $0.50 per share; and (d) 20% of the options now have an exercise price of $0.60 per share.

On June 20, 2013, we and Mr. Goldwasser entered into an amendment (the “Amendment”) to Mr. Goldwasser’s employment agreement. Pursuant to the Amendment, among other things: (i) Mr. Goldwasser’s base salary (1) for the fiscal year period ended September 30, 2013, was changed to $400,000 per annum; (2) for the fiscal year ended September 30, 2014, shall be at the annual rate of $440,000 per annum; and (3) for the fiscal year ended September 30, 2015, shall be at the annual rate of $460,000 per annum; (ii) the term of the Employment Agreement shall end on September 30, 2015; (iii) for fiscal year ending September 30, 2013 all other bonus plans shall be replaced by a quarterly bonus plan based on 9% of the positive adjusted EBITDA (as defined in the Employment Agreement) reported by us with a maximum of $40,000 earned in any quarter; (iv) all bonuses for fiscal years ending September 30, 2014 and September 30, 2015 shall be at the discretion of the board of directors of National; (v) Mr. Goldwasser will not be entitled to any Severance Amount (as defined in the Employment Agreement) and Termination Year Bonus (as defined in the Employment Agreement); and (vi) if the Employment Agreement is not extended, Mr. Goldwasser shall be entitled to $400,000 payable pro rata over a twelve month period beginning October 1, 2015.

In addition, on June 20, 2013, Mr. Goldwasser received a grant of nonforfeitable, nonqualified stock options to purchase 1,500,000 shares of our Common Stock under our 2013 Omnibus Stock Incentive Plan, of which (i) options to purchase 500,000 shares of our Common Stock vested immediately, one third of such options have an exercise price of $0.50, one third of such options have an exercise price of $0.70 and one third of such options have an exercise price of $0.90; (ii) options to purchase 500,000 shares of our Common Stock will vest on June 20, 2014, one third of such options have an exercise price of $0.50, one third of such options have an exercise price of $0.70 and one third of such options have an exercise price of $0.90; and (iii) options to purchase 500,000 shares of our Common Stock will vest on June 20, 2015, one third of such options have an exercise price of $0.50, one third of such options have an exercise price of $0.70 and one third of such options have an exercise price of $0.90. The options expire on September 30, 2020.

Alan B. Levin

Alan Levin entered into an automatically renewing one-year employment agreement on July 1, 2008 pursuant to which he is employed as our Chief Financial Officer. Under the terms of the agreement, Mr. Levin receives an annual base salary of approximately $200,000. The agreement renews annually for a one-year term unless either party gives notice of non-renewal. In addition to his base salary, he is entitled to receive an annual cash bonus determined in the discretion of the Compensation Committee of the board of directors based upon the assessment by the President of National of Mr. Levin’s performance in the following areas: revenue, net income and revenue growth, new business development, investor relations, communications with the board of directors, and other factors including, without limitation, special projects as assigned by the Chief Executive Officer or the board of directors.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding option awards as of September 30, 2013 for Mark D. Klein and Mark Goldwasser. As of September 30, 2013, there were no outstanding option awards for Alan Levin.

	Options Grant	Number of Securities Underlying Unexercised Options at Fiscal Year End		Option Exercise	Option Expiration
Name	Date	Exercisable	Unexercisable	Price	Date
Mark D. Klein	6/7/2013	1,900,000	-	$0.50	9/30/2020
Mark D. Klein	6/7/2013	1,900,000	-	$0.70	9/30/2020
Mark D. Klein	6/7/2013	1,900,000	-	$0.90	9/30/2020
Mark Goldwasser	7/1/2008	300,000	-	$0.30	6/20/2016
Mark Goldwasser	7/1/2008	300,000	-	$0.40	6/20/2016
Mark Goldwasser	7/1/2008	200,000	-	$0.50	6/20/2016
Mark Goldwasser	7/1/2008	200,000	-	$0.60	6/20/2016
Mark Goldwasser	6/20/2013 (1)	166,666	334,334	$0.50	6/30/2020
Mark Goldwasser	6/20/2013 (1)	166,666	334,334	$0.70	6/30/2020
Mark Goldwasser	6/20/2013 (1)	166,666	334,334	$0.90	6/30/2020

(1)	One third of the option vested immediately, one-third of the option will vest on June 20, 2014, and one-third of the option will vest on June 20, 2015.

Potential Termination and Change in Control Payments

Mark D. Klein.

In the event of any termination of the Klein Agreement, as amended, Mr. Klein will be entitled to receive (i) any accrued but unpaid base salary through the date of termination; (ii) any unpaid or unreimbursed expenses incurred in accordance with our policy or the Klein Agreement, to the extent incurred on or prior to the date of termination; (iii) any benefits provided under our benefit plans upon termination of Mr. Klein's employment, in accordance with the terms therein; (iv) any unpaid bonus in respect to any completed fiscal year that has ended on or prior to the date of termination; and (v) any rights to indemnification by virtue of Mr. Klein's position as an officer or director of National or its subsidiaries and the benefits under any directors’ and officers’ liability insurance policy maintained by National, in accordance with its terms thereof and the Agreement. In the event of any Qualifying Termination, Mr. Klein is also entitled to receive (1) a lump-sum cash payment of $750,000, provided, that such amount increases to $1,100,000 if a Qualifying Termination occurs in connection with, contingent on or within the 12 months following a Change in Control; and (2) continuation of the health benefits not to exceed 18 months.

“Qualifying Termination” shall mean a termination (i) by the Company without “Cause;” (ii) by the Company due to “disability;” (iii) by Mr. Klein with “Good Reason;” or (iv) upon the Mr. Klein’s death.

“Cause” shall mean (i) the conviction of or plea of guilty or nolo contendere to a felony or other crime involving moral turpitude carrying mandatory jail time of more than 12 months; (ii) the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any related entity or any of its or their respective clients, which results or is reasonably likely to result in material harm to such parties; (iii) a breach of fiduciary duty, willful misconduct or gross negligence with respect to the Company, which results or is reasonably likely to result in material harm to the Company; (iv) a material breach of any material provision of the Klein Agreement; (v) any final, non-appealable action taken against Mr. Klein by a regulatory body or self- regulatory organization that renders Mr. Klein ineligible to perform his duties for the Company for a period of no less than 120 days.

“Change in Control” shall mean any transaction(s) of the type described in Q/A 27 through and including Q/A 29 of Treasury Regulation 1.280G-1 and applicable published guidance thereunder, or any successor regulation or pronouncement thereto.

“Good Reason” shall mean (i) the assignment to Mr. Klein of any duties inconsistent in any material respect with his position (including status, titles and reporting requirements), authority, duties or responsibilities, or any other action or omission by the Company that results in a material diminution in such position, title, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by Mr. Klein; (ii) any material failure by the Company to pay compensation when due, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of written notice thereof given by Mr. Klein; (iii) the Company’s requiring Mr. Klein to be based at any office or location located more than 50 miles outside of New York, New York, except for travel reasonably required in the performance of his responsibilities; (iv) any decrease in base salary or target bonus opportunity once established by the Board; or (v) the Company’s material breach of the Klein Agreement, including, without limitation, failing to arrange for a purchaser of all or substantially all of the Company’s assets or other successor to assume the Klein Agreement, any failure to pay compensation when due or the Board's appointment of Mark Goldwasser to the Executive Committee for any period after November 15, 2014), other than an isolated, insubstantial and inadvertent breach not occurring in bad faith that is remedied by the Company promptly following receipt of written notice thereof given by Mr. Klein (provided that the appointment of Mr. Goldwasser to the Executive Committee for any period after November 15, 2014 without Mr. Klein’s prior written consent will be deemed to be a material breach, will not be subject to the cure period and will not be considered an isolated, insubstantial or inadvertent breach not occurring in bad faith).

Robert B. Fagenson

In the event of any termination of the Fagenson Agreement, as amended, Mr. Fagenson will be entitled to receive (i) any accrued but unpaid base salary through the date of termination; (ii) any unpaid or unreimbursed expenses incurred in accordance with National policy or the Fagenson Agreement, to the extent incurred on or prior to the date of termination; (iii) any benefits provided under National’s benefit plans upon termination of the Mr. Fagenson's employment, in accordance with the terms therein; (iv) any unpaid bonus in respect to any completed fiscal year that has ended on or prior to the date of termination; and (v) any rights to indemnification by virtue of Mr. Fagenson's position as an officer or director of National or its subsidiaries and the benefits under any directors’ and officers’ liability insurance policy maintained by National, in accordance with its terms thereof and the Fagenson Agreement. In the event of any Qualifying Termination, Mr. Fagenson is also entitled to receive (1) a lump-sum cash payment of $360,000 minus what has been paid in salary; provided that such amount increases by 50% of what is paid pursuant to the foregoing calculation if a Qualifying Termination occurs in connection with, contingent on, or within 12 months following, a Change in Control; and (2) continuation of the health benefits for a period not to exceed 18 months.

“Qualifying Termination” shall mean a termination (i) by the Company without “Cause;” (ii) by the Company due to “disability;” (iii) by Mr. Fagenson with “Good Reason;” or (iv) upon the Mr. Fagenson’s death.

“Cause” shall mean (i) the conviction of or plea of guilty or nolo contendere to a felony or other crime involving moral turpitude carrying mandatory jail time of more than 12 months; (ii) the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any related entity or any of its or their respective clients, which results or is reasonably likely to result in material harm to such parties; (iii) a breach of fiduciary duty, willful misconduct or gross negligence with respect to the Company, which results or is reasonably likely to result in material harm to the Company; (iv) a material breach of any material provision of the Fagenson Agreement; (v) any final, non-appealable action taken against Mr. Fagenson by a regulatory body or self- regulatory organization that renders Mr. Fagenson ineligible to perform his duties for the Company for a period of no less than 120 days.

“Change in Control” shall mean any transaction(s) of the type described in Q/A 27 through and including Q/A 29 of Treasury Regulation 1.280G-1 and applicable published guidance thereunder, or any successor regulation or pronouncement thereto.

“Good Reason” shall mean (i) the assignment to Mr. Fagenson of any duties inconsistent in any material respect with his position (including status, titles and reporting requirements), authority, duties or responsibilities, or any other action or omission by the Company that results in a material diminution in such position, title, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of written notice thereof given by Mr. Fagenson; (ii) any material failure by the Company to pay compensation when due, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of written notice thereof given by Mr. Fagenson; (iii) the Company’s requiring Mr. Fagenson to be based at any office or location located more than 50 miles outside of New York, New York, except for travel reasonably required in the performance of his responsibilities; (iv) any decrease in base salary or target bonus opportunity once established by the Board; or (v) the Company’s material breach of the Fagenson Agreement, including, without limitation, failing to arrange for a purchaser of all or substantially all of the Company’s assets or other successor to assume the Fagenson Agreement, any failure to pay compensation when due or the Board's appointment of Mark Goldwasser to the Executive Committee for any period after November 15, 2014), other than an isolated, insubstantial and inadvertent breach not occurring in bad faith that is remedied by the Company promptly following receipt of written notice thereof given by Mr. Fagenson (provided that the appointment of Mr. Goldwasser to the Executive Committee for any period after November 15, 2014 without Mr. Fagenson’s prior written consent will be deemed to be a material breach, will not be subject to the cure period and will not be considered an isolated, insubstantial or inadvertent breach not occurring in bad faith).

Mark Goldwasser

If Mark Goldwasser’s Employment Agreement, as amended, is not extended beyond its current term, he shall be entitled to severance of $400,000 payable pro rata over a twelve month period beginning October 1, 2015.

Alan B. Levin

Pursuant to the employment agreement governing the employment of Alan Levin, he would be entitled to compensation upon termination of his agreement by National without Cause, by the individuals for “Good Reason,” or as a result of non-renewal of the agreement by either party, or as a result of his disability or his death, or upon a change of control. According to the employment agreement: “Good Reason” means: (i) the assignment to the executive of any duties inconsistent in any material respect with the executive’s position; (ii) National’s material failure or refusal to perform any of the compensation obligations required to be performed in accordance with the agreement after a reasonable notice and an opportunity to cure same; (iii) a material diminution in title, duties, responsibilities, reporting relationship or positions; (iv) the relocation of the executive’s principal office location; (v) any decrease in salary or bonuses payable pursuant to the terms of the agreement without the executive’s written consent; and (vi) the cessation of his position for any reason without his written consent; Any one of these events shall not be deemed to constitute Good Reason if, within a 30-day notice period, the event or circumstance giving rise to Good Reason has been fully corrected by National.

“Cause” shall mean (i) the executive’s commission of a felony or other crime involving moral turpitude, or the commission of any other act or omission involving dishonesty or fraud with respect to National or any of its subsidiaries or affiliates; (ii) alcoholism or drug addiction that materially impairs the executive’s ability to perform his duties; (iii) the substantial and repeated failure to perform duties as reasonably directed by the President), after reasonable notice and an opportunity to cure same; (iv) any material breach or violation of executive’s fiduciary duty owed to National or any of its subsidiaries or affiliates; (v) acts of willful misconduct or gross negligence with respect to National or any of its subsidiaries or affiliates; (vi) any material breach of the agreement which are not cured after reasonable notice is provided; or (vii) action taken by a regulatory body or self-regulatory organization that substantially impairs the executive’s ability to perform his duties pursuant to the employment agreement.

“Change in Control” means (i) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or stock of National (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the voting securities of National entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns National or all or substantially all of National’s assets either directly or through one or more subsidiaries); (ii) approval by National’s stockholders of a complete dissolution or liquidation of National; or (iii) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of National representing 35% or more of the combined voting power of National’s then outstanding securities eligible to vote for the election of the board of directors of National.

If Mr. Levin’s employment is terminated by National without Cause, in the event of a Change in Control, by Mr. Levin for Good Reason or upon Mr. Levin’s death or disability, he would be entitle to receive (i) a severance payment equal to 50% of Mr. Levin’s prior year’s salary; (ii) all accrued obligations, and (iii) continued benefits for a period of 18 months including medical, hospitalization, dental and life insurance programs in which Mr. Levin, his spouse and dependents were participating immediately prior thereto. In the event of Mr. Levin’s termination due to Cause, without Good Reason or the non-renewal of Mr. Levin’s employment agreement, Mr. Levin would have been entitled only to all accrued obligations.

Director’s Compensation

Each director who receives less than $50,000 in compensation from the Company (“non-employee director”) receives (i) a director’s fee of $24,000 per annum, (ii) $1,000 for each Board meeting such director attends in person and $500 for each Board meeting such director attends telephonically, (iii) $500 for each committee meeting such director attends in person and $250 for each committee meeting such director attends telephonically (up to a maximum of 12 meetings in aggregate). The Chair of the Audit Committee receives an additional $6,000 per annum, and the Chairs of the Compensation Committee, the Corporate Governance Committee and the Nominating Committee each receive an additional $3,000 per annum. All non-employee directors shall receive 60,000 options upon joining the Board, of which 20,000 are vested immediately, and the balance vest equally on each of the next two anniversary’s subsequent to the date they joined the Board. They will also receive an annual options grant on the 15th day of January of each calendar year following completion of the 36th month of the Director’s term of 15,000 options at the closing market price (mid-point between the bid and asked recorded on the closing price quote on January 15th or the first business day thereafter if markets are closed on the 15th rounded up to the nearest nickel increment ($0.05). The above options, initial and annual grants, shall not apply to any management/consulting directors that are subject to any other management incentive compensation plan. National reimburses all directors for expenses incurred traveling to and from board of directors meetings. Pursuant to the Company’s severance policy for non-management directors, (i) if a director has served at least three years and resigns from the Board before the end of his then current term, he shall receive a payment of $30,000 for each full year of his unfinished term (he will not be entitled to this payment with respect to the year in which he resigns), and each such payment shall be made immediately following the Annual Meeting of Stockholders relating to the year in which he is not serving as a director, and (ii) all directors who have served at least two years, do not resign during their term, and are not renominated to the Board shall receive a payment of $30,000 to be paid immediately following the Annual Meeting of Stockholders at which he was not renominated. A director shall not be entitled to either of these payments if he leaves the Board by reason of death, disability or cause.

The following table summarizes the compensation of our directors for the fiscal year ended September 30, 2013:

Name	Fees Paid	Options Awards	Total Compensation
Mark Klein	$40,250	$66,874	$107,124
Robert B. Fagenson	$26,500	$14,961	$41,461
Mark H. Goldwasser	-	-	-
Leonard J. Sokolow	-	-	-
Salvatore Giardina	$41,932	$1,500	$43,432
Frank S. Plimpton	$44,500	$1,500	$46,000
Peter Zurkow	$36,597	$1,500	$38,097
William Lerner	$21,320	$1,407	$22,727
Frederic B. Powers III	$21,597	$1,407	$23,004
Robert Lautz (1)	$11,250	-	$11,250
Bryant Riley (2)	$8,682	-	$8,682

(1) Mr. Lautz resigned from the Board of Directors on February 13, 2013.

(2) Mr. Riley resigned from the Board of Directors on October 29, 2012.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of September 30, 2013 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Equity compensation plans approved by security holders (1)	1,000,000	$0.41	-
Equity compensation plans not approved by security holders (2)	9,300,000	$0.67	6,200,000
		-
Total	10,300,000		6,200,000

(1) Consists of options issued under the 2008 Stock Option Plan.

(2) Consists of options issued under the 2013 Omnibus Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16 of the Exchange Act, the Company’s directors and executive officers and beneficial owners of more than 10% of our Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock. Based solely on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal year 2012 the Company’s insiders have complied with all Section 16(a) filing requirements applicable to them except Frederick Powers filed a late Form 3, Mark Goldwasser filed a late Form 4 for one reportable transactions and Alan Levin filed a late Form 4 for one reportable transaction.

Review, approval, or notification of transactions with related persons

The board of directors reviews and votes on transactions, arrangements and relationships between us and any of our directors, director nominees, executive officers, beneficial owners of more than 5% of our Common Stock and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a fiscal year (such transaction, arrangement or relationship, the “Related Transaction”). The director who has a material interest in the related transaction must recuse himself from our board of directors vote on such matter. A majority vote of the remaining board of directors members is required for approval of the related transaction. Before such vote, our board of directors members who are independent of the related transaction review, among other things, the following factors:

●	the related person’s interest in the transaction;

●	the approximate dollar value of the amount involved;

●	the terms of the transaction;

●	the benefits to us;

●	the benefits to our stockholders;

●	the availability of other sources for comparable products, services, or financial benefits; and;

●	whether the transaction is on terms that are no less favorable to us than terms that could have been reached with an unaffiliated third-party under the same or similar circumstances.

Certain Relationships and Related Transactions

On January 25, 2013, Messrs. Klein, Fagenson, Goldwasser and Levin purchased shares of our Common Stock in the private placement at purchase price of $0.30 per share for an aggregate consideration of $377,500. Mr. Klein purchased 1,000,000 shares, Mr. Fagenson purchased 166,666 shares, Mr. Goldwasser purchased 66,666 shares and Mr. Levin purchased 25,000 shares. Additionally, National issued shares of our Common Stock in exchange for warrants as follows: Messrs. Klein and Sokolow each received 101,214 shares in exchange for 215,741 warrants and Mr. Plimpton received 506,080 shares in exchange for 1,078,730 warrants.

Mr. Fagenson is also a party to an Independent Contractor Agreement, dated February 27, 2012, with the National Securities Corporation, our wholly-owned subsidiary, whereby in exchange for establishing and maintaining a branch office of National Securities Corporation in New York, New York (the “Branch”), Mr. Fagenson receives 50% of any net income accrued at the Branch, which amounted to date has been immaterial and his daughter, Stephanie Fagenson, is receiving an annual salary of $72,000.

The Klein Group was engaged during fiscal year 2013 to perform certain evaluation services and to advise our Board on corporate actions. The principal officer of this firm engaged to conduct these services is the brother of the Chief Executive Officer and Co-Executive Chairman of our Board, Mark D. Klein. Mr. Klein received no direct or indirect compensation as a result of this engagement. The total fees paid for these services were $50,000 in fiscal year 2013. No such fees were paid in fiscal year 2012. The Board also engaged Houlihan Capital LLC to perform certain evaluation services and to advise our Board on corporate actions during fiscal year 2014.

Between March 2012 and September 2012, the Company issued and sold to National Securities Growth Partners LLC (“NSGP”), the primary principals of which include Messrs. Klein and Fagenson, convertible notes in the aggregate initial principal amount of $5,000,000 (the “Notes”). The Notes were convertible into units of the Company consisting of (i) the Company's Series E preferred stock, par value $0.01 per share, which was convertible into shares of Common Stock and (ii) a warrant exercisable for shares of Common Stock. In conjunction with the closing of the private placement in January 2013, the Company entered into a Conversion and Exchange Agreement and a Warrant Exchange Agreement (the “Series E Conversion and Exchange Agreement”) with NSGP pursuant to which, among other things, (i) NSGP converted all of the Notes (and all accrued and unpaid interest thereon) into shares of Series E Preferred Stock in accordance with the terms and conditions of the Notes (the “Note Conversion”); (ii) then, following the Note Conversion, NSGP converted all of its Series E Preferred Stock into 10,000,000 shares of Common Stock, and (iii) then, exchanged all of its warrants (10,000,000) to purchase Common Stock for 6,697,140 shares of Common Stock.

On July 25, 2012, the Company and Leonard J. Sokolow executed a consulting agreement (the “Consulting Agreement''), which replaced the previous employment agreement between the Company and Mr. Sokolow which was entered into concurrent with the closing of the merger of the Company and vFinance, Inc., and which was subsequently amended on November 23, 2009. Under the Consulting Agreement, Mr. Sokolow will provide to the Company and its affiliates professional consulting services in the area of general corporate, financial reporting, business development, advisory, operational, strategic, public company and broker-dealer matters as needed and requested. During the term of Consulting Agreement Mr. Sokolow will be paid $300,000 per annum. This Consulting Agreement expired in December 2013.

Mr. Fagenson was also a party to a sub-lease agreement wherein during the aftermath of Hurricane Sandy in fiscal year 2012 and part of 2013, Mr. Fagenson sublet office space to an independent contractor office of National Securities. This agreement was of no financial consequence to the Company.

Independent Public Accountants

On January 29, 2013, the Company dismissed Sherb & Co., LLP (“Sherb”) and engaged RBSM to replace Sherb as the Company's independent registered public accounting firm.

The principal accountant's reports of Sherb on the financial statements of the Company as of and for the two years ended September 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The principal accountant's reports of Sherb on the financial statements of the Company for the years ended September 30, 2012 and 2011 contained an explanatory paragraph disclosing the uncertainty regarding the Company's ability to continue as a going concern.

During the two years ended September 30, 2012 and 2011 and through February 4, 2013, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended September 30, 2012 and through February 4, 2013, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended September 30, 2012 and 2011 and through February 4, 2013, the Company did not consult with RBSM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

On June 23, 2014, the Company, as approved by the Company’s Audit Committee, and ratified by the Company’s Board of Directors, dismissed RBSM as the Company’s independent registered public accounting firm.

The audit reports of RBSM on the consolidated financial statements of the Company as of September 30, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended September 30, 2013 and 2012 and through June 25, 2014, there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference to the matter in connection with its report on the Company’s consolidated financial statements for the relevant years. Additionally, during the Company’s two most recent fiscal years and through June 25, 2014, there have been no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

Additionally, on June 23, 2014, the Audit Committee, after a thorough and competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending September 30, 2014, authorized management to engage EisnerAmper LLP (“Eisner”) as the Company’s independent registered accounting firm for the year ending September 30, 2014. During the Company’s two most recent fiscal years ended September 30, 2013 and 2012 and through June 25, 2014, neither the Company, nor anyone on its behalf, consulted with Eisner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Eisner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event.

Audit Fees. Fees for services performed by RBSM during fiscal year 2013 relating to the audit of our consolidated annual financial statements, and the review of our consolidated quarterly financial statements included in our Forms 10-Q were approximately $210,000. Fees for services performed by Sherb during fiscal year 2012 relating to the audit of our consolidated annual financial statements, and the review of our consolidated quarterly financial statements included in our Forms 10-Q were approximately $225,000.

Audit-Related Fees. “Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” mentioned above. There were no such fees paid in fiscal years 2012 or 2011.

Tax Fees. The fees billed in fiscal years 2013 and 2012 for tax compliance, tax advice or tax planning amounted to $76,000 and $58,000, respectively.

All Other Fees. There were no other fees paid.

Pre-Approval Policies. Pursuant to the rules and regulations of the SEC, before the Company’s independent public accountant is engaged to render audit or non-audit services, the engagement must be approved by the Company’s audit committee or entered into pursuant to the committee’s pre-approval policies and procedures. The policy granting pre-approval to certain specific audit and audit-related services and specifying the procedures for pre-approving other services is set forth in the Amended and Restated Charter of the Audit Committee. No representatives of Sherb are expected to attend the Annual Meeting, so stockholders will not have any opportunity to ask Sherb questions at the meeting.

PROPOSAL 2

TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 250,000,000

Background and Reasons For the Increase in Authorized Shares

Our certificate of incorporation currently provides for authorized capital stock consisting of 150,000,000 shares of Common Stock, par value $0.02 per share, and 10,000,000 shares of preferred stock, par value $0.02 per share, 50,000 of which has been designated as Series A Preferred Stock, 34,500 of which have been designated as Series C Preferred Stock, 100,000 of which have been designated as Series D Preferred Stock and 200,000 of which have been designated as Series E Preferred Stock. As of the Record Date, we had (1) 123,246,888 shares of Common Stock issued and outstanding, and had reserved an additional (i) 896,755 shares of Common Stock for issuance upon exercise of outstanding warrants, and (ii) 16,500,000 shares of Common Stock for issuance under our 2013 Omnibus Incentive Plan, 12,300,000 of which are reserved for outstanding options and 1,243,633 of which are reserved for outstanding restricted stock units, and (2) no shares of Preferred Stock issued and outstanding. We issued a significant number of shares of Common Stock in connection with our restructuring and recapitalization in fiscal year 2013 and our acquisition of Gilman in the beginning of fiscal year 2014.

Our stockholders are being asked to approve an amendment to our certificate of incorporation to increase the total number of shares of Common Stock that we are authorized to issue from 150,000,000 shares to 250,000,000 shares. The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Such additional shares would not (and the shares of Common Stock presently outstanding do not) entitle the holders thereof to preemptive or cumulative voting rights. The number of authorized shares of our preferred stock will not be affected by this amendment to our certificate of incorporation and will be maintained at 10,000,000 shares.

Our board of directors has determined that it is advisable and in the best interest of the Company’s stockholders for the Company to amend its certificate of incorporation to increase the total number of authorized shares of Common Stock from 150,000,000 to 250,000,000 shares. Accordingly, on March 6, 2014, our Board of Directors approved an amendment to our certificate of incorporation in substantially the form attached hereto as Appendix A, subject to stockholder approval, and directed that this amendment be submitted to a vote of our stockholders.

Our board of directors believes that the number of shares of Common Stock presently available for future issuance under our certificate of incorporation is insufficient to provide us with flexibility in issuing shares for future corporate purposes and has therefore proposed to increase the number of authorized shares to ensure that we have such flexibility, without further stockholder approval, except as may be required by any federal or state law, regulation or stock exchange rules. We may issue shares in the future in connection with, among other things, public or private stock offerings, acquisitions, equity incentives for employees, strategic investments, partnerships and similar transactions and payments of stock dividends, stock splits or other recapitalizations, or for any other corporate purposes. We do not have any current plans, intentions, commitments, arrangements, understanding or agreements, either oral or written, with respect to issuances of the additional authorized shares.

The additional shares of Common Stock being authorized by this amendment to our certificate of incorporation may be issued at times and under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage ownership interest of the present holders of our Common Stock, none of whom have preemptive rights under our certificate of incorporation to subscribe for additional securities that we may issue.

Anti-Takeover Effects

The proposed amendment to our certificate of incorporation to increase the number of our authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control the Company. The Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to appraisal rights with respect to the proposed amendment to our certificate of incorporation to increase the number of our authorized shares of Common Stock, and we do not intend to independently provide stockholders with any such right.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding and entitled to vote is required to approve the amendment of our certificate of incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 250,000,000. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes. The proposed amendment to our certificate of incorporation will become effective on the date such amendment is filed with the Secretary of State of the State of Delaware, which the Company anticipates doing as soon as practicable following approval of this proposal.

Unless required by law or any other stock exchange on which our Common Stock may in the future be listed, no further vote by the stockholders will be sought with respect to any issuance of shares of our Common Stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ADOPTION OF PROPOSAL TWO TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 250,000,000 SHARES.

PROPOSAL 3

TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK

The Company’s Board of Directors has adopted a resolution approving and recommending to the Company’s stockholders for their approval a proposal to amend its certificate of incorporation to effect a reverse split of our outstanding shares of Common Stock within a range of one share of Common Stock for every eight shares of Common Stock to one share of Common Stock for every twenty shares of Common Stock, with the exact reverse split ratio to be decided and publicly announced by the Board of Directors prior to the effective time of the reverse stock split amendment. If the stockholders approve this Proposal No. 3, the Board of Directors will have the authority to decide, at any time prior to twelve months after the date of the Annual Meeting, whether to implement the reverse stock split and the precise ratio of the reverse stock split within a range of one-for-eight shares of our Common Stock to one-for-twenty shares of our Common Stock. If the Board of Directors decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware (“Reverse Split Amendment”).

If the stockholders approve this Proposal 3, the Board of Directors would carry out the reverse stock split only upon the Board of Directors’ determination that the reverse stock split would be in the best interests of the stockholders at that time. The Board of Directors believes that it is in the best interests of our stockholders for the Board of Directors to obtain the discretionary authority to implement a reverse stocks split in order to uplist to a national securities exchange such as the Nasdaq Stock Market or the New York Stock Exchange. An uplisting could make our Common Stock more attractive to a broader range of institutional and other investors. Many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in low-priced stocks or recommending such stocks to their customers because of the trading volatility often associated with such stocks.

The Board of Directors reserves the right, even after stockholder approval, to abandon or postpone the filing of the Reverse Split Amendment if the Board of Directors determines that it is not in the best interests of the Company and the stockholders. If the amendment effecting the reverse stock split proposal approved by the stockholders is not implemented by the Board of Directors within twelve months from the Annual Meeting, the proposal will be deemed abandoned, without any further effect. In that case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

The form of the Reverse Split Amendment to accomplish the reverse stock split is attached to this Proxy Statement as Appendix B.

Background and Reasons For the Reverse Stock Split

Our Common Stock is currently quoted on the OTCQB Marketplace operated by the OTC Market Group, Inc., or OTCQB, under the trading symbol “NHLD”. The following table sets forth the high and low closing sales prices for the Common Stock as reported on the OTCQB for the period from October 1, 2011 to June 24, 2014.

Period	High	Low
October 1, 2011/December 31, 2011	$0.40	$0.17
January 1, 2012/March 31, 2012	$0.39	$0.15
April 1, 2012/June 30, 2012	$0.42	$0.18
July 1, 2012/September 30, 2012	$0.37	$0.12

Period	High	Low
October 1, 2012/December 31, 2012	$0.36	$0.13
January 1, 2013/March 31, 2013	$0.36	$0.16
April 1, 2013/June 30, 2013	$0.30	$0.18
July 1, 2013/September 30, 2013	$0.40	$0.25

Period	High	Low
October 1, 2013/December 31, 2013	$0.57	$0.25
January 1, 2014/June 24, 2014	$0.58	$0.44

One of the initial listing requirements for a national securities exchange such as the NASDAQ Stock Market or the New York Stock Exchange is that the bid price of an applicant’s common stock is at a specified minimum per share and that, after listing, for an issue to be eligible for continued listing, it may not appear that the aggregate market value of our Common Stock has become so reduced as to make further dealings on the New York Stock Exchange or the NASDAQ Stock Market inadvisable.

Our Board believes that we are at the threshold for listing on a national stock exchange provided we can achieve and maintain the required minimum per share bid price. Our Board recommends that the interest of the stockholders may be best served by a reverse split in order to increase the Common Stock bid price. We believe that the reverse stock split along with results of growth and operations could be a substantial basis for achieving the stock bid price necessary for a national stock exchange listing. However, there is no assurance that our stock price will achieve the minimum bid price amount and that our stock price will continue to meet the minimum requirement for continued listing.

Because the current worldwide and United States financial situation is volatile, future economic prediction is uncertain. Because of this uncertainty, our Board is not able to predict the stock bid price at the effective date of the reverse split, if and when one is effected by the Board in its discretion. Our Board feels that it is in the best interests of the stockholders that a reverse stock split ratio and effective date are not set at this time, but rather that the Board has the authority to consider and implement a ratio out of a range of approved reverse stock split ratios and an effective date deadline that it can use to the best advantage of the Company. This is the reasoning as to why the Board set the reverse split limitations to effect the reverse stock split at ratios set forth in the ranges as provided in this Proposal 3, to be determined by the Board in its sole discretion.

In order to successfully list on a national securities exchange, the Company will also need to comply with additional quantitative (stockholders’ equity, size of stockholder base, market value of securities, size of the public float, number of market makers, etc.) and qualitative (corporate governance, director independence, Board and Audit Committee composition, etc.) initial listing requirements and to continue meeting such requirements on an ongoing, continuous basis. The Company will only apply for an initial listing on a national securities exchange if and to the extent it believes it meets all applicable initial listing requirements. However, there is no assurance that we will be able to maintain such compliance with all requisite continued listing criteria.

Determination of Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of an amendment that would allow the Board of Directors to determine the exact reverse stock split ratio within a specified range of one-for-eight to one-for-twenty (rather than stockholder approval of a fixed reverse stock split ratio) provides the flexibility to achieve the desired results of the reverse stock split.

In determining the range of reverse stock split ratios to be submitted for stockholder approval, the Board of Directors considered numerous factors, including:

●	the potential devaluation of the Company’s market capitalization as a result of a reverse stock split;

●	the projected impact of the reverse stock split ratio on the trading liquidity in our Common Stock and the Company’s ability to list the Common Stock on a national securities exchange;

●	the historical and projected performance of our Common Stock and volume level before and after the reverse stock split;

●	prevailing market conditions;

●	general economic and other related conditions prevailing in the Company’s industry and in the marketplace generally;

●	the Company’s capitalization (including the number of shares of our Common Stock issued and outstanding); and

●	the prevailing trading prices for our Common Stock and its trading volume

The Board of Directors will consider the conditions, information and circumstances existing at the time when it determines whether to implement a reverse stock split and, if it decides to implement a reverse stock split, the precise reverse stock split ratio.

Principal Effects of Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of the outstanding shares of our common stock into a proportionately smaller number of shares of common stock. For example, if the reverse stock split is approved by stockholders and the Board of Directors elects a one-for-ten reverse stock split, a stockholder holding 10,000 shares of common stock before the reverse stock split would hold 1,000 shares of Common Stock immediately after the reverse stock split. Each stockholder’s proportionate ownership of our outstanding shares of Common Stock would remain the same.

Effect on Authorized, Issued and Outstanding, and Reserved Shares of Common Stock. Currently, we are authorized to issue up to a total of 150,000,000 shares of Common Stock of which 123,246,888 shares were issued and outstanding as of the Record Date.  Under Proposal No. 2, we are seeking authority to increase our authorized shares of Common Stock to 250,000,000. The Reverse Split Amendment would not alter the number of shares of authorized Common Stock contemplated by Proposal No. 2, if approved.

The proposed reverse stock split will not alter the relative rights and preferences of existing stockholders or the number of shares of Common Stock authorized for issuance. All issued and outstanding shares of Common Stock will remain fully paid and non-assessable after the reverse stock split. The number of stockholders of record would not be affected by the reverse stock split. The reverse stock split will increase the number of authorized but unissued shares of Common Stock available for future issuance in proportion to the number of issued and outstanding shares. The Company has no current plans to issue any of these authorized but unissued shares that are not otherwise reserved for issuance as described below.

The following table sets forth (1) the number of shares of Common Stock that would be authorized (assuming Proposal 2 is approved prior to the reverse stock split); (2) the number of issued and outstanding shares of Common Stock and as a percentage of the authorized Common Stock; (3) the number of shares of Common Stock unissued and reserved for issuance pursuant to the Company’s 2008 Stock Option Plan and 2013 Omnibus Incentive Plan and outstanding warrants; and (4) the number of unissued and unreserved shares of Common Stock following the effective date of a reverse stock split of our Common Stock as of the Record Date (assuming Proposal 2 is approved prior to the reverse stock split). The actual reverse stock split ratio approved by the Board of Directors, if any, may be any ratio within the range of one-for-eight to one-for-twenty shares of Common Stock.

	Common Stock Authorized	Common Stock Issued and Outstanding (number of Shares and Percentage of Authorized)		Common Stock Unissued and Reserved(1)	Common Stock Unissued and Unreserved
Current	150,000,000	123,246,888	82.2%	16,776,105	9,977,007
Assuming 1 for 8 reverse stock split	250,000,000	15,405,861	6.2%	2,097,014	232,497,125
Assuming 1 for 10 reverse stock split	250,000,000	12,324,689	4.9%	1,677,611	235,997,700
Assuming 1 for 12 reverse stock split	250,000,000	10,270,574	4.1%	1,398,009	238,331,417
Assuming 1 for 14 reverse stock split	250,000,000	8,803,350	3.5%	1,198,294	239,998,356
Assuming 1 for 16 reverse stock split	250,000,000	7,702,931	3.1%	1,048,507	241,248,562
Assuming 1 for 18 reverse stock split	250,000,000	6,847,050	2.7%	932,006	242,220,944
Assuming 1 for 20 reverse stock split	250,000,000	6,612,345	2.5%	838,806	242,548,849

Effect on Authorized Preferred Stock. Currently the Company is authorized to issue up to a total of ten million (10,000,000) shares of preferred stock, par value $0.02 per share, none of which are issued and outstanding. The proposed amendment to our certificate of incorporation will not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Voting Rights. Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the reverse stock split. For example, a holder of 1% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the reverse stock split would continue to hold 1% of the voting power of the outstanding shares of Common Stock after the reverse stock split.

Effect on Par Value Shares and Accounting Matters. The reverse stock split will not affect the par value per share of our Common Stock, which will remain at $0.02 per share. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our Common Stock on the Company’s balance sheet (which consists of the par value per share of our Common Stock multiplied by the aggregate number of the issued shares of Common Stock) will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of Common Stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be increased as a result of the reverse stock split because there will be fewer shares of Common Stock outstanding.

Effect on Outstanding Options and Warrants. The reverse stock split, if and when implemented, will affect outstanding options to purchase Common Stock. The Company’s 2013 Omnibus Incentive Plan include provisions for appropriate adjustments to the number of shares of Common Stock covered by the plan, as well as the per share exercise prices. If the Company’s stockholders approve the reverse stock split, an outstanding stock option to purchase one share of Common Stock would thereafter evidence the right to purchase a fraction of a share of Common Stock consistent with the reverse stock split ratio designated by the Board of Directors (rounding any fractional shares up to the nearest whole share), and the exercise price per share would be a corresponding multiple of the previous exercise price (rounded down to the nearest cent). For example, if the Company effects a one-for-ten reverse stock split, a pre-split option for 10,000 shares of Common Stock with an exercise price of $1.00 per share would be converted post-split into an option to purchase 1,000 shares of Common Stock with an exercise price of $10.00 per share. Further, the number of shares of Common Stock authorized and reserved for issuance under the plans will be reduced in proportion to the exchange ratio of the reverse stock split.

The Company has outstanding warrants to purchase shares of Common Stock. Under the terms of the outstanding warrants, the reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon exercise of the warrant in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of the outstanding warrants.

As of the Selected Example Date, the Company had reserved or authorized for issuance approximately 16,776,105 shares of Common Stock pursuant to the Company’s 2008 Stock Option Plan and 2013 Omnibus Incentive Plan and outstanding warrants. The following table sets forth the effect on the number of these shares following the effective date of a reverse stock split of our Common Stock, using for purposes of this table the applicable number of shares as of the Record Date. The actual reverse stock split ratio, if any, approved by the Board of Directors may be any number within the range of one-for-eight to one-for-twenty shares of Common Stock.

	Reserved for Outstanding Stock Options and Restricted Stock Units	Authorized for Future Issuance under 2013 Omnibus Incentive Plan	Reserved for Exercise of Warrants	Total Authorized or Reserved
Current	13,541,300	2,338,050	896,755	16,776,105
Assuming 1 for 8 reverse stock split	1,692,663	292,257	112,095	2,097,015
Assuming 1 for 10 reverse stock split	1,354,130	233,805	89,676	1,677,611
Assuming 1 for 12 reverse stock split	1,128,442	194,838	74,730	1,398,010
Assuming 1 for 14 reverse stock split	967,236	167,004	64,054	1,198,294
Assuming 1 for 16 reverse stock split	846,332	146,129	56,048	1,048,509
Assuming 1 for 18 reverse stock split	752,295	129,892	49,820	932,007
Assuming 1 for 20 reverse stock split	677,065	116,903	44,838	838,806

Implementation of Reverse Stock Split

Effective Time. If Proposal No. 3 is approved at the Annual Meeting and the Board of Directors elects, in its sole discretion, at any time prior to twelve months after the date of the Annual Meeting to implement the reverse stock split, the reverse stock split will become effective upon filing of the Reverse Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, as of the effective time of the reverse stock split, not less than eight and not more than twenty shares, as applicable, of Common Stock issued and outstanding immediately prior to that effective time will be, automatically and without any action on the part of the stockholders, reclassified as, and combined and changed into, one share of Common Stock in accordance with the ratio of the reverse stock split determined by the Board of Directors within the limits set forth in this Proposal No. 3. Any such determination will be made and publicly disclosed by the Board of Directors prior to the effective time of the reverse stock split.

Fractional Shares. No fractional shares will be issued in connection with the reverse stock split. In the event that the number of shares of post-split Common Stock for any stockholder includes a fraction, such fractional shares will be rounded up to the nearest whole share. Ownership percentages are not expected to change meaningfully as a result of rounding up fractional shares that result from the exchange. Similarly, no fractional shares will be issued on the exercise of outstanding options or rights, except as otherwise expressly specified in the documents governing such options or rights.

Exchange of Stock Certificates. If the reverse stock split is effected, stockholders holding certificated shares will be required to exchange their stock certificates for new uncertificated book entry shares (“New Book-Entry Shares”) representing the whole number of shares of Common Stock resulting from the reverse stock split. Stockholders of record on the effective date will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by the Company’s transfer agent. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective date, the transfer agent will send a letter of transmittal to each stockholder advising the holder of the procedure for surrendering certificates representing the number of shares of Common Stock prior to the reverse stock split (“Old Stock Certificates”) in exchange for New Book-Entry Shares representing the number of shares of Common Stock resulting from the reverse stock split. As soon as practicable after the surrender to the transfer agent of any Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will provide the person in whose name such Old Stock Certificate had been issued an account confirmation statement reflecting the New Book-Entry Shares registered in the name of such person. Stockholders should not submit any certificates until requested to do so. Shares of Common Stock held in brokerage accounts will be exchanged by your broker.

Until surrendered for exchange as contemplated herein, each Old Stock Certificate will be deemed at and after the effective time of the reverse stock split to represent the number of whole shares of Common Stock resulting from the reverse stock split, and any dividends or other distributions that may be declared after the effective date of the reverse stock split with respect to the number of whole post-reverse split shares of Common Stock represented by that certificate will be withheld by the Company until that certificate has been properly presented for exchange, at which time all such withheld dividends that have not yet been paid to a public official pursuant to relevant abandoned property or escheat laws will be paid to the holder thereof or the holder’s designee, without interest.

Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to New Book-Entry Shares only after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Stock Certificate, except that if any New Book-Entry Shares are to be issued in a name other than that in which the Old Stock Certificates are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that these taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Stockholders who hold uncertificated book entry shares prior to the reverse stock split, either as record or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. No additional action on the Company’s part or on the part of any stockholder will be required in order to effect the reverse stock split for uncertificated book-entry shares existing prior to the reverse stock split.

Upon the reverse stock split becoming effective, the Company intends to treat shares of Common Stock held by stockholders in “street name,” that is, through a bank, broker or other nominee, in the same manner as stockholders whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If a stockholder holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, the stockholder is encouraged to contact the stockholder’s bank, broker or other nominee.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Potential Anti-Takeover Effect

Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control the Company. The reverse stock split is not being recommended by the Board as part of an anti-takeover strategy.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we do not intend to independently provide stockholders with any such right.

Certain Risks Associated with a Reverse Split of our Securities

There are numerous factors and contingencies that could affect our share price following a reverse split of our Common Stock, such as our reported results of operations in future periods, and general economic, market and industry conditions. Also, reverse splits are sometimes perceived by investors to imply that an issuer is having financial difficulties and, as a result, reverse splits sometimes cause the trading price of the resulting security to be lower than the pre-split share price or not to increase to or maintain its share price on a post-reverse split adjusted basis.

The following are some of the possible disadvantages of a reverse stock split:

●

The reduced number of outstanding shares of Common Stock resulting from a reverse stock split could adversely affect the liquidity of our Common Stock. Although the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

●

A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of our Common Stock, on an actual or an as-adjusted basis, based on the experience of other companies that have accomplished reverse stock splits.

●

A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split.

●

There can be no assurance that the market price per share of Common Stock after the reverse stock split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split.

●

The total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

●

The increase in the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock resulting from the reverse stock split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or Bylaws.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal except to the extent of their ownership of shares of our Common Stock.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion is included for general information purposes only and does not address all aspects of federal income taxation that may be relevant to stockholders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for US. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our Common Stock in connection with employment or other performance of services; (xi) U.S. expatriates; (xii) controlled foreign corporations; or (xiii) passive foreign investment companies. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. This discussion also assumes that the shares of our Common Stock were, and the shares of our Common Stock received pursuant to the reverse stock split will be, held as “capital assets” (as defined in the Code). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Common Stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A “Non-U.S. Holder” is a beneficial owner (other than a partnership) of shares of our Common Stock who is not a U.S. Holder.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368(a) of the Code. Assuming the reverse stock split qualifies as a reorganization, no gain or loss should be recognized by a stockholder upon the reverse stock split. In general, the aggregate tax basis in the shares of our Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of our Common Stock surrendered (including any whole share in exchange for a fractional share). The stockholder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered pursuant to the reverse stock split. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the reverse stock split. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER IS ADVISED TO CONSULT THE STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE STOCKHOLDER OF A REVERSE STOCK SPLIT.

Vote Required

The affirmative vote of a majority of the shares of our Common Stock issued and outstanding on the Record Date is required to approve the amendment to our certificate of incorporation to accomplish the reverse stock split of our Common Stock. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ADOPTION OF PROPOSAL THREE TO EFFECT A REVERSE STOCK SPLIT OF THE SHARES OF COMMON STOCK

OTHER BUSINESS

Management knows of no business to be brought before the Annual Meeting other than that set forth herein. However, if any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters. Even if you plan to attend the meeting in person, please execute, date and return the enclosed proxy promptly or follow the instructions on the proxy card to submit your proxy or voting instructions over the Internet or by telephone. Should you attend the meeting, you may revoke the proxy by voting in person. A postage-paid, return-addressed envelope is enclosed for your convenience. Your cooperation in giving this your prompt attention will be appreciated.

By Order of the Board of Directors
/s/ Alan B. Levin
Alan B. Levin
Secretary

Appendix A

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

NATIONAL HOLDINGS CORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, National Holdings Corporation, a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1. The name of the corporation is National Holdings Corporation (the “Corporation”).

2. The original name of the Corporation was Olympic Cascade Financial Corporation and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was September 27, 1996.

3. The first sentence of the Fourth paragraph of the Certificate of Incorporation is hereby amended to read as follows:

“The total number of shares of all classes of stock which the corporation has authority to issue is Two Hundred Sixty Million (260,000,000) shares, consisting of two classes: Two Hundred Fifty Million (250,000,000) shares of Common Stock, $0.02 par value per share (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”).”

4. This amendment of the Certificate of Incorporation herein certified has been duly adapted in accordance Section 242 of the Deleware General Corporation Law.

Dated: [__], 2014

By:

Appendix B

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

NATIONAL HOLDINGS CORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, National Holdings Corporation, a corporation organized under and existing by virtue of the General Corporation Law of the State of Delaware (“DGCL”), DOES HEREBY CERTIFY:

1. The name of the corporation is National Holdings Corporation (the “Corporation”).

2. The original name of the Corporation was Olympic Cascade Financial Corporation and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was September 27, 1996.

3. The provisions of the present Fourth paragraph of the Certificate of Incorporation Article IV are amended by adding the following after the first sentence of the Fourth paragraph, with no changes to be made to the first sentence or subsequent sentences and provisions of Article IV:

“Effective upon the effective time of this Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Split Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Split Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Split Effective Time are reclassified into a smaller number of shares such that each eight to twenty shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock, the exact ratio within the eight to twenty range to be determined by the board of directors of the Corporation prior to the Split Effective Time and publicly announced by the Corporation. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued. In lieu thereof, any fractional shares that would otherwise be issuable as a result of the foregoing reverse stock split shall be rounded up to the nearest whole share of New Common Stock. The term “New Common Stock” as used herein shall mean Common Stock, as provided in the Certificate of Incorporation, as reclassified and outstanding after giving effect to the foregoing reclassification of Common Stock.”

Each stock certificate that, immediately prior to the Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Split Effective Time shall, from and after the Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive rounded up shares of Common Stock in lieu of fractional shares after the Split Effective Time).”

4. This Certificate of Amendment shall be effective [     ], 201[  ] at [   ] [ A.M./P.M ] Eastern Time.

5. This amendment of the Certificate of Incorporation herin certified has been duly adapted in accordance with the provisions of Section 242 of the Delware General Corporation Law.

Dated: 201__

By:
Name:
Title:

NATIONAL
HOLDINGS CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Standard Time, on July 28, 2014.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/NHLD**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Board of Directors of the Company recommends a vote FOR the listed nominees, FOR Proposal 2 and FOR Proposal 3.

+

1. Nominees:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Joshua Silverman	☐	☐	☐	02 - Robert B. Fagenson	☐	☐	☐	03 - William Lerner	☐	☐	☐
04 - James Ciocia	☐	☐	☐	05 - Frederick Wasserman	☐	☐	☐				

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 0 1 7 3 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

01V0SD

The Proxy Statement and Form of Proxy are available at
http://www.nhldcorp.com/investors/financial-reports/shareholders-meeting.aspx.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NATIONAL
HOLDINGS CORPORATION

Proxy — National Holdings Corporation

The undersigned stockholder of National Holdings Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert B. Fagenson and Alan Levin, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend, vote and act for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company, to be held on July 28, 2014 at 2:00 P.M. at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 and at any adjournments thereof, with respect to the matters specified on the reverse side.

This proxy will be voted as directed, but if no direction is indicated, and the shares are not held in street name, it will be voted (i) **FOR** the election of the director nominees, (ii) **FOR** the approval of an amendment to the Company's certificate of incorporation to increase the total number of authorized shares of Common Stock of the Company from 150,000,000 shares to 250,000,000 shares and (iii) **FOR** the approval of an amendment to the Company's certificate of incorporation to effect a reverse stock split of the Common Stock of the Company at a split ratio of not less than one-for-eight and not more than one-for-twenty, to be effective, if at all, at such time as the Company's Board of Directors shall determined in its sole discretion.

PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

NATIONAL
HOLDINGS CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Board of Directors of the Company recommends a vote FOR the listed nominees, FOR Proposal 2 and FOR Proposal 3.

1. Nominees:

	For	Against	Abstain
01 - Joshua Silverman	☐	☐	☐
02 - Robert B. Fagenson	☐	☐	☐
03 - William Lerner	☐	☐	☐
04 - James Ciocia	☐	☐	☐
05 - Frederick Wasserman	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as your name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 0 1 7 3 9 2

01V0TD

The Proxy Statement and Form of Proxy are available at
http://www.nhldcorp.com/investors/financial-reports/shareholders-meeting.aspx.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NATIONAL
HOLDINGS CORPORATION

Proxy — National Holdings Corporation

The undersigned stockholder of National Holdings Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert B. Fagenson and Alan Levin, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend, vote and act for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company, to be held on July 28, 2014 at 2:00 P.M. at the offices of Troutman Sanders LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 and at any adjournments thereof, with respect to the matters specified on the reverse side.

This proxy will be voted as directed, but if no direction is indicated, and the shares are not held in street name, it will be voted (i) **FOR** the election of the director nominees, (ii) **FOR** the approval of an amendment to the Company's certificate of incorporation to increase the total number of authorized shares of Common Stock of the Company from 150,000,000 shares to 250,000,000 shares and (iii) **FOR** the approval of an amendment to the Company's certificate of incorporation to effect a reverse stock split of the Common Stock of the Company at a split ratio of not less than one-for-eight and not more than one-for-twenty, to be effective, if at all, at such time as the Company's Board of Directors shall determined in its sole discretion.

PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTAGE PAID ENVELOPE.